As filed with the Securities and Exchange Commission on July 11, 2017

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 154	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 155

Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44114

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth	Christopher K. Dyer	Jay G. Baris
Citi Fund Services Ohio, Inc.	Victory Portfolios	Morrison & Foerster LLP
4400 Easton Commons, Suite 200	4900 Tiedeman Road	250 West 55th Street
Columbus, Ohio 43219	Brooklyn, OH 44144	New York, New York 10019
(Name and Address of Agent for
Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  July 11, 2017

Prospectus

Victory RS Small Cap Growth Fund

Class R6   RSEJX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com

800-539-FUND
(800-539-3863)

Victory
Funds

Table of Contents

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	5
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Additional Fund Information	7
Investments
Risk Factors
Other Investment Policies and Risks	11
Impact on Returns Example	14
Organization and Management of the Fund	15
Investing with Victory	17
Share Price	18
Investing in Class R6 Shares	19
Information About Fees	20
How to Buy Shares	21
How to Exchange Shares	24
How to Sell Shares	26
Distributions and Taxes	28
Important Fund Policies	31
Other Service Providers	34
Financial Highlights	35

Victory RS Small Cap Growth Fund Summary

Investment Objective

The Fund seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 17. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 36 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	1.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.06%

1Other Expenses are based upon estimated amounts for the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.06% of the Fund's Class R6 shares. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement or (b) the recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Victory RS Small Cap Growth Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as shown above. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class R6	$108	$337

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate will generally indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

2

Victory RS Small Cap Growth Fund Summary (continued)

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in small-capitalization companies. The Adviser currently considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $1 billion, based on the size of the largest company in the Index on March 31, 2017), whichever is greater. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The Adviser seeks to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on the Adviser's proprietary earnings calculations.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

■  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

■  Growth Investing Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.

■  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

■  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.

■  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

3

Victory RS Small Cap Growth Fund Summary (continued)

■  Small Capitalization Stock Risk. The earnings and prospects of small sized companies tend to be more volatile than larger companies and may experience higher failure rates than larger companies. The stocks of small-cap companies may have a lower trading volume than those of large-cap companies.

■  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

4

Victory RS Small Cap Growth Fund Summary (continued)

Fund Performance

No performance information is presented for the Class R6 shares since the class has not yet had a full calendar year of performance. Performance data for the Class R6 shares will be available online at www.VictoryFunds.com or by calling 800-539-FUND (800-539-3863). A fund's performance is not necessarily an indication of how that fund will perform in the future.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment team (referred to as an investment franchise).

Investment Team

Stephen J. Bishop is a Portfolio Manager of RS Investments and has been a co-portfolio manager and analyst of the Fund (including the predecessor fund) since 2007.

Melissa Chadwick-Dunn is a Portfolio Manager of RS Investments and has been a co-portfolio manager and analyst of the Fund (including the predecessor fund) since 2007.

D. Scott Tracy, CFA, is a Chief Investment Officer of RS Investments and has been a co-portfolio manager and analyst of the Fund (including the predecessor fund) since 2007.

Christopher W. Clark, CFA, is a Portfolio Manager of RS Investments and has been a co-portfolio manager of the Fund (including the predecessor fund) since 2014 and an analyst of the Fund since 2007.

5

Victory RS Small Cap Growth Fund Summary (continued)

Purchase and Sale of Fund Shares

The Fund is currently offered only to certain investors. See "Closed to New Investors" on page 21 of the Fund's Prospectus.

Investment Minimums	Class R6
Minimum Initial Investment	NONE
Minimum Subsequent Investments	NONE

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

6

Additional Fund Information

Principal Investment Strategy

The Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds".

The following section describes additional information about the principal investment strategy and principal risks that could adversely affect the value of the Fund's shares or its total return associated with the principal investment strategies the Fund will use under normal market conditions to pursue its investment objective. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Fund may be subject to additional risks other than those described below and in the following pages because the types of investments made by the Fund can change over time. The SAI includes more information about the Fund, its investments, and the related risks.

The analysis of an investment by the Adviser can be incorrect and the Adviser's selection of investments can lead to the Fund underperforming other funds with similar investment strategies. The Adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund's investment objective and investment policy to invest under normal market conditions at least 80% of its net assets in small-capitalization companies is a non-fundamental policy and may be changed by the Board of Trustees upon 60 days' written notice to shareholders. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

7

Principal Risks

The following provides additional information about some of the Fund's principal risks and supplements those risks discussed in the Fund's Fund Summary section of this Prospectus.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities, and depositary receipts, owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's investment team views as unfavorable for equity securities.

The Fund may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If the portfolio manager believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that the Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. For example, the Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of the Fund. (In a case such as that described above, where the Adviser believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Fund's investment performance. The Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

■  Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts.

■  Political risk. Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments more volatile than U.S. investments.

■  Liquidity risk. Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a

8

Principal Risks (continued)

factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. See also Liquidity Risk.

■  Currency risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

■  Legal risk. Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Management Risk

The investment process used by the Fund's investment team may produce incorrect judgments about the value of a particular asset and may not produce the desired results.

9

Principal Risks (continued)

Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Fund, and the Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Fund's Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing the Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Small and/or Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock's price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

10

Other Investment Policies and Risks

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategy (unless otherwise indicated in the prior section of this Prospectus). Additional securities and techniques are described in the SAI.

Defensive Strategies

In times of unusual or adverse market, economic or political conditions, or when the Fund expects large redemptions, the Fund may, for temporary defensive purposes, invest a substantial portion of its assets in cash or cash equivalents. During these periods, the Fund's investments would not necessarily be consistent with its principal investment strategies. To the extent the Fund's Adviser implements a temporary defensive strategy, the Fund may not achieve its investment objective. In addition, there is no guarantee that a defensive strategy, if employed will be successful.

Financial Futures Contracts

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If the Adviser misjudges the direction of interest rates, markets, or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Fund has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Fund, favorable or unfavorable.

Forward Foreign-Currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the Adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Fund's counterparty to perform its obligation. The Fund may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Fund as liquid. If the Adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the SAI. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange. The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

11

Other Investment Policies and Risks (continued)

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower

Options

The Fund may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if the Adviser misjudges the direction of the market for a security, the Fund could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Fund may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's NAV per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the Adviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be

12

Other Investment Policies and Risks (continued)

adversely affected if one or more other investment accounts managed by the Adviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

13

Impact on Returns Example

The following example is intended to help you assess the impact of the operating expenses of the Fund on its potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period, and that your investment earns a 5% return each year. The example reflects the impact of any fee waiver/expense reimbursement agreement in place for the Fund through its expiration date, as detailed in the Annual Fund Operating Expenses table. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)

Victory RS Small Cap Growth Fund	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Class R6 Shares
Expenses	$108	$112	$117	$122	$126	$131
Impact on Return	$106	$115	$126	$136	$148	$160

Victory RS Small Cap Growth Fund	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class R6 Shares
Expenses	$136	$142	$147	$153	$1,294
Impact on Return	$173	$187	$202	$218	$1,571

14

Organization and Management of the Fund

The Fund has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of May 31, 2017, the Adviser managed or advised assets totaling in excess of $56.5 billion for individual and institutional clients. The Adviser's principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments is the investment franchise responsible for management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with the Adviser), and negotiating commissions.

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's annual report to shareholders dated December 31, 2016. The table below sets forth the advisory fees (before waivers) paid by the Fund to the Adviser (including the adviser to the predecessor funds) during the fiscal year ended December 31, 2016. See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund.

Advisory Fees Paid (as a percentage of the Fund's average net assets)

Fund	Advisory Fee
Victory RS Small Cap Growth Fund	0.95%

From time to time, the Adviser may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

Portfolio Management

D. Scott Tracy, CFA

D. Scott Tracy is the Chief Investment Officer of the RS Growth Team and has been a co-portfolio manager and analyst of the Victory RS Small Cap Growth Fund (including its predecessor fund) since 2007. From 2001 to 2016, he was with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy is a CFA Charterholder.

Stephen J. Bishop

Stephen J. Bishop has been a member of the RS Growth Team since 1996 and has been with the Adviser since 2016. Steve has been a portfolio manager and analyst of Victory RS Small Cap Growth Fund (including its predecessor fund) since 2007. From 1996 to 2016 Mr. Bishop was a research analyst primarily covering the technology sector with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn has been a member of RS Growth Team since 2001. She has been a portfolio manager and analyst of Victory RS Small Cap Growth Fund (including its predecessor fund) since 2007. From 2001 to 2016, she was an investment professional with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments,

15

Organization and Management of the Fund (continued)

she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A.

Christopher W. Clark, CFA

Christopher W. Clark has been a portfolio manager of the Victory RS Small Cap Growth Fund (including its predecessor fund) since 2014. Mr. Clark has been with the Adviser since 2016. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark is a CFA charterholder.

The SAI provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Fund.

16

Investing with Victory

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Class R6 shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need open an account is to fill out an application.

17

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each "business day" as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

■  Trading in the security has been halted;

■  The market quotation for the security is clearly erroneous due to a clerical error;

■  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

18

Investing in Class R6 Shares

This Prospectus offers Class R6 shares of the Fund. The Fund offers other classes of shares in a separate prospectus.

Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

CLASS R6

■  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.

■  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.

■  Class R6 shares are only available to certain investors.

■  Lower annual expenses than all other classes of shares.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

■  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.

■  Registered investment companies.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

19

Information About Fees

Payments to Financial Intermediaries

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

20

How to Buy Shares

Closed to New Investors

The Fund is currently offered (by purchase or exchange) only to existing shareholders and retirement plans, and investors purchasing shares through certain financial intermediaries. In addition, the Fund is offered to employees of the Adviser and its affiliates and their family members and to current and former Trustees of the Trust and their family members. The Victory Funds may impose additional limitations on the purchase of shares at any time at its discretion, and may waive or eliminate any limitation at any time without notice. Contact the Victory Funds for more information.

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers any of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class R6 shares, you must first be an Eligible Investor, as discussed in the section Eligibility Requirements to Purchase Class R6 Shares. There are no minimum investment amounts required for Class R6 shares except as set forth in the Eligibility Requirements to Purchase Class R6 Shares.

21

How to Buy Shares (continued)

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

■  By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

■  By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

■  By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

■  Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

■  By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

■  By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

22

How to Buy Shares (continued)

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Keep these addresses handy for purchases, exchanges, or redemptions.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account of Fund shares. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report from your Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

23

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

■  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.

■  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

■  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

■  By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

■  By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

■  Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

24

How to Exchange Shares (continued)

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

25

How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 business days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

26

How to Sell Shares (continued)

Additional Information about Redemptions

■  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  The Fund may suspend your right to redeem your shares in the following circumstances:

•  During non-routine closings of the NYSE;

•  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

•  When the SEC orders a suspension to protect the Fund's shareholders.

■  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

27

Distribution and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

The Fund pays dividends annually. Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DISTRIBUTIONS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Qualification as a Regulated Investment Company

The Fund has elected, or intends to elect, and intends to qualify and be treated each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. If the Fund were to fail to qualify as a regulated investment company, corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders would result. The Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. The Fund intends to make distributions sufficient to avoid imposition of an excise tax, although from

28

Distribution and Taxes (continued)

time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money) or tax-exempt investors. For federal income tax purposes, distributions of investment are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly reported by that Fund as capital gains dividends will be treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income, and shareholders will not be able to offset such distributions with capital losses that they recognize with respect to their other investments. Distributions of investment income designated by the Fund as derived from "qualified dividend income" ("QDI") will be taxed in the hands of individuals at the rate applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and the Fund levels. Dividends received by the Fund from a REIT generally will not constitute QDI. Distributions attributable to gain from the sale of master limited partnerships may be taxed as ordinary income. Distributions to you are taxable even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by the Fund for the preceding year.

Dividends paid by the Fund to a corporate shareholder may be eligible for the dividends received deduction. Dividends from the Fund will be reported as QDI or as eligible for the dividends received deduction to the extent, if any, that they are attributable to QDI or to such dividends received by the Fund.

The Internal Revenue Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares in the Fund (including an exchange for shares of another Fund) will also generally be subject to federal income tax as capital gains. Shares held by you for more than one year will be taxable as long-term capital gains as described above. Shares held for less than one year will be taxable as short-term capital gains. The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

Foreign Investments

The Fund's investments in foreign securities may be subject to foreign withholding and other taxes on investment income or, in some cases, gain or proceeds from disposition of such securities. Foreign taxes decrease the Fund's yield on the subject securities. If at the end of the Fund's taxable

29

Distribution and Taxes (continued)

year more than 50% of the value of its total assets consists of stocks or securities of foreign corporations, it will be eligible and may choose to pass through to its shareholders a credit or deduction for foreign taxes it has paid. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Other Investments

Any investments in derivatives and ETFs could affect the amount, timing or character of distributions payable to, and thus, taxes payable by the Fund's shareholders.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information about your own tax situation, including possible foreign, state, and local taxes.

30

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

■  Change of name;

■  Add/change banking instructions;

■  Add/change beneficiaries;

■  Add/change authorized account traders;

■  Adding a Power of Attorney;

■  Add/change Trustee; and

■  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

31

Important Fund Policies (continued)

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of the Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

32

Important Fund Policies (continued)

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

33

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the Fund's administrator and fund accountant.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the Fund's sub-administrator and sub-fund accountant.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the Fund's transfer agent and dividend disbursing agent.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's independent registered public accounting firm.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

34

Financial Highlights

No financial information is available for the Class R6 shares of the Fund since that class had not yet been offered as of the date of this Prospectus.

35

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44118

Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call the Victory Funds at 800.539.3863	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-RS-SCGR6-PRO (07/17)

STATEMENT OF ADDITIONAL INFORMATION

VICTORY PORTFOLIOS

May 1, 2017, as revised July 11, 2017

FUND NAME	CLASS A	CLASS C	CLASS R	CLASS R6	CLASS Y

Value
Victory RS Partners Fund	RSPFX	—	RSPKX	—	RSPYX
Victory RS Value Fund	RSVAX	RVACX	RSVKX	—	RSVYX
Victory RS Large Cap Alpha Fund	GPAFX	RCOCX	RCEKX	—	RCEYX
Victory RS Investors Fund	RSINX	RIVCX	RSIKX	—	RSIYX
Global Natural Resources
Victory Global Natural Resources Fund	RSNRX	RGNCX	RSNKX	—	RSNYX
Growth
Victory RS Small Cap Growth Fund	RSEGX	REGWX	RSEKX	RSEJX	RSYEX
Victory RS Select Growth Fund	RSDGX	RSGFX	RSDKX	RSSRX	RSSYX
Victory RS Mid Cap Growth Fund	RSMOX	RMOCX	RSMKX	RMORX	RMOYX
Victory RS Growth Fund	RSGRX	RGWCX	RSGKX	—	RGRYX
Victory RS Science and Technology Fund	RSIFX	RINCX	RIFKX	—	RIFYX
Victory RS Small Cap Equity Fund	GPSCX	RSCCX	RSCKX	—	RSCYX
International
Victory RS International Fund	GUBGX	RIGCX	RIGKX	—	RSIGX
Victory RS Global Fund	RSGGX	RGGCX	RGGKX	—	RGGYX
Victory Sophus Emerging Markets Fund	GBEMX	REMGX	REMKX	RSERX	RSENX
Victory Sophus Emerging Markets Small Cap Fund	RSMSX	RSMGX	—	—	RSMYX
Victory Sophus China Fund	RSCHX	RCHCX	RCHKX	—	RCHYX
Fixed Income
Victory INCORE Investment Quality Bond Fund	GUIQX	RIQCX	RIQKX	—	RSQYX
Victory INCORE Low Duration Bond Fund	RLDAX	RLDCX	RLDKX	—	RSDYX
Victory High Yield Fund	GUHYX	RHYCX	RHYKX	—	RSYYX
Victory Tax-Exempt Fund	GUTEX	RETCX	—	—	RSTYX
Victory High Income Municipal Bond Fund	RSHMX	RSHCX	—	—	RHMYX
Victory Floating Rate Fund	RSFLX	RSFCX	RSFKX	—	RSFYX
Victory Strategic Income Fund	RSIAX	RSICX	RINKX	—	RSRYX

(each, a “Fund”, and together, the “Funds”)

Each Fund is a series of Victory Portfolios

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated May 1, 2017 for all Funds listed above except for Class R6 shares of the Victory RS Small Cap Growth Fund, which is dated July 11, 2017, as it may be amended or supplemented from time to time (each, a “Prospectus”). Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, by calling toll free 800-539-FUND (800-539-3863) or at www.VictoryFunds.com.

The Funds’ audited financial statements, including the Financial Highlights for the fiscal year ended December 31, 2016, as presented in the 2016 annual reports to shareholders, and the reports to shareholders of Ernst & Young LLP, the Funds’ independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI. You may obtain a copy of the Funds’ most recent annual report at no charge by contacting the Victory Funds as noted above.

The financial highlights contained in the Prospectus for each Fund also reflect the historical financial highlights of the corresponding series of the RS Investment Trust (the “Predecessor Funds” or the “RS Funds”), respectively. Upon completion, on July 29, 2016, of the reorganizations of the RS Funds with and into the Funds, the Class A, Class C, Class R, and Class Y shares, as applicable, of the Funds assumed the performance, financial and other historical information of the Class A, Class C, Class K, and Class Y shares, respectively, of the corresponding RS Funds, as applicable.

TABLE OF CONTENTS

GENERAL INFORMATION	3
INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	4
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	7
ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS	31
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	31
PERFORMANCE	33
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	36
MANAGEMENT OF THE TRUST	42
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	49
RULE 12b-1 DISTRIBUTION AND SERVICE PLANS	68
PORTFOLIO TRANSACTIONS AND BROKERAGE	72
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	78
TAXES	78
ADDITIONAL INFORMATION	88
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 47 series of units of beneficial interest (“shares”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”), is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time.

This SAI relates to the shares of 23 Funds and their respective classes.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purposes of completing the reorganizations (“Reorganizations”) with 23 corresponding Predecessor Funds, each a series of RS Investment Trust, a registered investment company as follows:

Fund Name	Predecessor Fund Name
Victory RS Partners Fund	RS Partners Fund
Victory RS Value Fund	RS Value Fund
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund
Victory RS Investors Fund	RS Investors Fund
Victory Global Natural Resources Fund	Global Natural Resources Fund
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund
Victory RS Select Growth Fund	RS Select Growth Fund
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund
Victory RS Growth Fund	RS Growth Fund
Victory RS Science and Technology Fund	RS Technology Fund
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund
Victory RS International Fund	RS International Fund
Victory RS Global Fund	RS Global Fund
Victory Sophus Emerging Markets Fund	RS Emerging Markets Fund
Victory Sophus Emerging Markets Small Cap Fund	RS Emerging Markets Small Cap Fund
Victory Sophus China Fund	RS China Fund
Victory INCORE Investment Quality Bond Fund	RS Investment Quality Bond Fund
Victory INCORE Low Duration Bond Fund	RS Low Duration Bond Fund
Victory High Yield Fund	RS High Yield Fund
Victory Tax-Exempt Fund	RS Tax-Exempt Fund
Victory High Income Municipal Bond Fund	RS High Income Municipal Bond Fund
Victory Floating Rate Fund	RS Floating Rate Fund
Victory Strategic Income Fund	RS Strategic Income Fund

The Reorganizations were approved by shareholders of the Predecessor Funds in connection with the acquisition of RS Investment Management Co. LLC (“RS Investments”), the investment adviser to the Predecessor Funds, by the parent company of Victory Capital. The Funds commenced operations upon the completion of the Reorganizations on July 29, 2016. Upon the completion of the Reorganizations, the Class A, Class C, Class R and Class Y shares of the Funds, as applicable, assumed the performance, financial and other historical information of, respectively, the Class A, Class C, Class K and Class Y shares of the Predecessor Funds, as applicable. Information presented in this SAI and each Fund’s Prospectus for periods prior to the date of this SAI reflects, where applicable, the historical information of the relevant Predecessor Fund. For purposes of this SAI, the Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory Global Natural Resources Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, Victory Sophus Emerging Markets Small Cap Fund and Victory Sophus China Fund are referred to as the “Equity Funds,” while the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund are referred to as the “Bond Funds.”

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in each Fund’s Prospectus. No investment in shares of a Fund should be made without first reading the Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each of the Funds, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, are sub-classified as diversified investment companies, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A diversified Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

As “non-diversified” funds, the Victory RS Investors Fund and Victory Global Natural Resources Fund may invest a greater portion of their assets in securities of a single issuer or a limited number of issuers than a diversified fund.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Note Regarding Percentage Limitations

With respect to a Fund (except for the Victory Tax-Exempt Fund and Victory High Income Municipal Bond Fund) whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, the Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. The Victory Tax-Exempt Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations and the Victory High Income Municipal Bond Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the federal alternative minimum tax (“AMT”)) cannot be changed without the approval of a majority of the applicable Fund’s shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Fundamental Investment Policies and Limitations of the Funds

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1.             Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include: reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a Fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the Fund board) at least equal to the value of the Fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In most cases the Fund need not physically segregate the assets. Instead, the Fund’s custodian may note on the Fund’s books the assets that are “segregated.” Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, a Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.             Underwriting

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.             Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.             Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.             Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).

7.             Diversification

Each Fund, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is a diversified investment company. The Victory RS Investors Fund and Victory Global Natural Resources Fund are each a non-diversified fund.

Under the 1940 Act a fund’s sub-categorization as a diversified fund is a fundamental policy. Diversified under the 1940 Act is defined to mean that the fund may not (as to 75% of the fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the fund.

8.             Concentration

None of the Funds, except the Victory Global Natural Resources Fund and the Victory RS Science and Technology Fund, may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

The Victory Global Natural Resources Fund will concentrate its investments in any one or more natural resources industries, as described in the Fund’s Prospectus from time to time.

The Victory RS Science and Technology Fund will concentrate its investments in any one or more science and/or technology industries, as described in the Fund’s Prospectus from time to time.

For purposes of the Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, and (3) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Additional Fundamental Policies for the Victory Tax-Exempt Fund and the Victory High Income Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances at least 80% of the value of (1) the Victory Tax-Exempt Fund’s net assets will be invested in tax-exempt municipal obligations, and (2) the Victory High Income Municipal Bond Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).

Non-Fundamental Investment Policies and Limitations of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.             Illiquid Securities

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of the Securities Act, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

No Fund may invest more than 15% of its net assets in illiquid securities.

2.             Other Investment Companies

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph and as described further below under “Other Pooled Investment Vehicles” for investments in certain exchange-traded funds, each Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

Subject to the limitations set forth herein and in each Fund’s Prospectus, each Fund’s portfolio manager may, in its discretion, at any time, employ any of the practices, techniques or instruments included in this SAI for the Funds. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in each Fund’s Prospectus and this SAI.

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

Victory Capital serves as investment adviser to the Funds. Victory Capital and a Fund’s sub-adviser, if applicable, are each referred to in this section as an “Adviser.”

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or if unrated, has been determined by the Adviser to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Options

A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Fixed Income Total Return Swaps. Certain of the Funds may enter into total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. The payment amount typically includes, among other things, income and capital gains distributions, principal repayment or credit losses. Underlying reference assets typically include, among other things, a note, bond or a securities index. A Fund may take either side in a total return swap. That is, a Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for mortgage-backed securities. In addition, because certain asset-backed securities do not have the benefit of a security interest in the underlying assets, these asset-backed securities present certain additional risks that are not present with asset-backed securities that do have the benefit of a security interest, such as mortgage-backed securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only (“PO”) securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Federal, state, and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-backed securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, the characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities

A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of a Fund’s assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into senior preferred stock purchase agreements (“SPSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S.

Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. Each agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPSPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac, and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPSPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Trust-Preferred Securities

Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities

Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities include, among others, banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a to be announced (“TBA”) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding or other taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the NAV for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments, as applicable, in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that relevant systems do not function properly, trading through Stock Connect could be disrupted. Because Stock Connect commenced operations in November 2014, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors through Stock Connect is largely unknown.

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.

Brexit. In a referendum held on June 23, 2016, the United Kingdom (UK) voted by a narrow majority to leave the European Union (“Brexit”).  For the time being, the UK remains a member of the European Union (EU), and all existing EU-derived laws and regulations continue to apply in the UK.  However, the uncertainty as to the timing and nature of the UK’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

Brexit adds to the structural stresses in the countries which use the Euro as currency (“Eurozone”), and the EU, generally, that have contributed to global economic and market uncertainty over several years.  A central issue for the UK in negotiating the terms of its exit will be its relationship with the EU going-forward.  The resulting uncertainty may adversely affect business activity and economic conditions across the Eurozone and the EU, generally. This uncertainty may increase as one or more EU countries may come under pressure to leave the EU as well.  The exit of other countries from the EU, or the perception that other countries may leave, could have a material adverse effect on economic growth or business activity in the UK, the Eurozone and the entire EU.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Other Pooled Investment Vehicles

A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other pooled investment vehicles.

ETFs are pooled investment vehicles whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. ETFs incur administrative expenses and transaction costs in trading shares. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Fund. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (“SEC Order”), in addition to procedures approved by the Board, each Fund may invest in certain ETFs in excess of the limits set forth in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-Coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations

Certain of the Funds may invest without limit in municipal obligations which pay interest from similar revenue sources or securities which are offered within a single state. When municipal obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject a Fund to greater risks than a fund which does not concentrate its assets in this manner.

Subsequent to its purchase by a Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund. To the extent that the ratings given by Moody’s or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Funds have experienced high rates of portfolio turnover in recent years and may experience high rates of portfolio turnover in the future. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Special Risk Related to Cyber Security. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Adviser, Inc. (the “Distributor”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. In the case of the Bond Funds, a Business Day is a day on which the NYSE and the bond market are open. The Bond Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that a Bond Fund closes earlier than is customary for a Business

Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of ETFs are valued in the manner described below under “Equity Securities.”

Fixed-Income Securities

Fixed-income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Convertible Securities

Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price.

International Funds

Time zone arbitrage. To the extent a Fund invests a significant amount of its assets in foreign securities it may be exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Fund calculates its NAV. If successful, time zone arbitrage might dilute the interests of other shareholders.

The Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, Victory Sophus Emerging Markets Small Cap Fund and Victory Sophus China Fund (together the “International Funds”) generally invest a significant amount of their assets in foreign securities. The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value as of the time the Fund calculates its NAV. Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the International Fund determines its NAV per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield =	2[(a-b + 1)6 - 1] cd

The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.

b = expenses accrued for the period (net of any expense reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net     investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend yield” of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns. From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.

After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the Prospectus.

Total Returns Before Taxes. The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to

Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Investors in Class A and Class C shares not subject to a CDSC, Class R shares, and Class Y shares of a Fund that offer Class R6 shares may exchange into Class R6 shares of that Fund provided they meet the eligibility requirements applicable to Class R6 shares. The eligibility requirements for Class R6 shares are defined in the prospectus.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following tables show the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

For all Funds except Bond Funds:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price	Concession to Dealers as a % of Offering Price
Less than $50,000	5.75%	5.00%

$50,000 to $99,999	4.50%	4.00%

$100,000 to $249,999	3.50%	3.00%

$250,000 to $499,999	2.50%	2.00%

$500,000 to $999,999	2.00%	1.75%

$1,000,000 and above*	0.00%	**

For Bond Funds:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price	Concession to Dealers as a % of Offering Price
Less than $50,000	2.00%	1.50%

$50,000 to $99,999	1.75%	1.25%

$100,000 to $249,999	1.50%	1.00%

$250,000 to $499,999	1.25%	0.75%

$500,000 to $999,999	1.00%	0.50%

$1,000,000 and above*	0.00%	**

* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements and maximum amounts paid during the most recent fiscal year ended December 31 by the Adviser and its affiliates with respect to the Funds.

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid During Fiscal Year Ended 2016
ADP Retirement Services	0.05%	$15,354
Ameriprise	0.10%	55,140
Ascensus	0.05%	1,296
BPA	0.05%	247
Charles Schwab	0.25%	77,636
Charles Schwab (Load)	0.15%	26,423
Fidelity Investments (FIIOC)	0.10%	63,698
Fidelity Investments (NFS)	0.12%	17,264
Financial Data Services, Inc. (Assets)	0.05%	78,818

Financial Data Services, Inc. (New Assets)	0.05%	20,704
Guardian	0.14%	44,040
GWFS	0.05%	7,584
John Hancock	0.10%	14,371
LPL	0.25%	59,781
Mass Mutual Financial Group	0.10%	1,159
MassMutual LIC	0.10%	680
Merrill Lynch Pierce Fenner & Smith	0.20%	21,751
Mid Atlantic	0.05%	2,304
Morgan Stanley Smith Barney	0.16%	225,286
MSCS	0.05%	3,636
Nationwide	0.05%	1,215
Pershing	0.15%	83,084
PNC	0.10%	1,425
Princor	0.05%	803
Raymond James Financial Services Inc.	0.12%	152,510
RBC Wealth Management	0.10%	23,764
Reliance Trust Company	0.15%	2,409
T Rowe Price	0.05%	219
The Vanguard	0.05%	1,943
TIAA	0.05%	2
UBS	0.11%	166,044
Vanguard Brokerage	0.05%	796
Wells Fargo Advisors, LLC	0.15%	746,685

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of Class A shares of other Victory Funds that are series of the Trust (except those Class A share purchases that were not subject to a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the Fund’s transfer agent at the time of purchase that a quantity discount is applicable to your purchase. An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses. The following points provide additional information about these programs.

•                  Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) are eligible to buy Class A shares without an initial sales charge.

•                  Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation. You may be eligible for reduced sales charges on future purchases of Class A shares of the same Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification.

•                  Letter of Intent. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                  Limitations Across Certain Funds. The ability to apply a Letter or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

Sample Calculation of Maximum Offering Price

Class A shares of each Equity Fund are sold with a maximum initial sales charge of 5.75% and Class A shares of each Bond Fund are sold with a maximum initial sales charge of 2.00%.* Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R, Class Y and Class R6 shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

For all Funds except Bond Funds
NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Bond Funds
NAV per share	$10.00
Per Share Sales Charge—2.00% of public offering price (2.04% of net asset value per share) for each Fund	$0.20
Per Share Offering Price to the Public	$10.20

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any other Victory Fund that are series of the Trust and into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be taxable. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Redemptions in Kind.  Subject to its election under Rule 18f-1, as set forth above, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the price used in calculating the Fund’s NAV on the day of redemption. A shareholder may incur transaction expenses in converting these securities to cash.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the agenda for meetings of the Board, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board, or a designated committee thereof, include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Act, or who file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Trustee currently oversees 47 portfolios in the Trust, 17 portfolios in Victory Portfolios II, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each of which is a registered investment company that, together, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-Present).

Nigel D.T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 65	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.

Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.

Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly 64	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011 to July 2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (May 2012-present).

David L. Meyer, 60	Trustee	December 2008	Retired.	None.

Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012 — present).

Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David C. Brown, † 44	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Experience and Qualifications of the Trustees

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle GMS Finance, Inc., a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds, qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•                  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.

•                  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC

Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

•                  The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                  The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                  The Investment Committee consists of all of the Independent Trustees. Ms. Dungan currently serves as the Chair of this Committee. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

•                  The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock and Mr. Meyer. This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                  The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                  The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2016 the Board held ten meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Treasurer is employed by Citi Fund Services Ohio, Inc., which entity receives fees from the Trust for serving as the sub-administrator, dividend disbursing agent and servicing agent for the Funds.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015). Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).

Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.

Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

Trustees’ Fund ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee as of December 31, 2016. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of March 31, 2017, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the series of the Funds.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None.	Over $100,000

Mr. Andrews	None.	Over $100,000

Ms. Beard	Victory Floating Rate Fund: $10,001 - $50,000 Victory RS Global Fund - $10,001 - $50,000	Over $100,000

Mr. Bushe	Victory RS Investors Fund: Over $100,000	Over $100,000

Ms. Dungan	Victory Floating Rate Fund: $50,001 - $100,000	Over $100,000

Mr. Kelly	None.	Over $100,000

Mr. Meyer	None.	Over $100,000

Ms. Nelund	Victory RS Science and Technology Fund: $50,001 - $100,000	$50,001 - $100,000

Mr. Wilson	None.	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	Victory RS Growth Fund: Over $100,000	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Remuneration of Trustees and the Chief Compliance Officer

Effective August 1, 2016, the Victory Fund Complex pays each Independent Trustee $283,000 per year for his or her services to the Victory Fund Complex. Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $219,000 per year for his or her services to the Victory Fund Complex. In each case, the Board Chair is paid an additional retainer of 50 percent of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee. No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the year ended December 31, 2016. As of December 31, 2016, there were 74 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$226,636	$245,667
Mr. Andrews	226,636	245,667
Ms. Beard	226,636	245,667
Mr. Bushe*	105,219	117,917
Ms. Dungan	226,636	245,667
Mr. Kelly	226,636	245,667
Mr. Meyer	226,636	245,667
Ms. Nelund*	105,219	117,917
Mr. Wilson	339,954	368,500

* Commenced service on July 30, 2016.

Interested Trustee

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None.	None.

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Chief Compliance Officer

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$202,202	$220,000

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  No Trustee currently serving on the Board has elected to defer a portion of his or her compensation as a Trustee.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the “Adviser”), a New York corporation located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as investment adviser to the Funds. The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Funds’ business affairs. Except to the extent the Adviser has delegated such responsibilities to a sub-adviser, the Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions.

The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc. (“VCH”) and is registered as an investment adviser with the SEC. A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by employees of the Adviser and a limited number of outside investors. As of March 31, 2017, the Adviser and its affiliates managed assets totaling in excess of $56.6 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Equity Funds

Fund	Advisory Fee
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Investors Fund	1.00%
Victory Global Natural Resources Fund	1.00%
Victory RS Small Cap Growth Fund	0.95%
Victory RS Select Growth Fund	1.00%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Growth Fund	0.75%
Victory RS Science and Technology Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS International Fund	0.80%
Victory RS Global Fund	0.80%
Victory Sophus Emerging Markets Fund	1.00%
Victory Sophus Emerging Markets Small Cap Fund	1.25%
Victory Sophus China Fund	1.10%

Bond Funds

Fund	Advisory Fee
Victory INCORE Investment Quality Bond Fund	0.50%
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
Victory Strategic Income Fund	0.60%

Fee Waivers and Expense Reimbursements

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. There is no guarantee that the limits will remain in place or at the same level in the future.

The Advisory and Sub-Advisory Agreements

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of July 29, 2016 (the “Advisory Agreement”).  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Park Avenue Institutional Advisers LLC

Park Avenue Institutional Advisers LLC (“Park Avenue”) serves as the sub-adviser for the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund (the “Park Avenue Sub-Advised Funds”). Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which served as sub-adviser for the Predecessor Funds to the Park Avenue Sub-Advised Funds prior to May 1, 2015. Park Avenue and Victory Capital have entered into a written Sub-Advisory Agreement dated as of July 29, 2016, pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of Victory Capital and the Board.

GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain Predecessor Funds from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of a Fund is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

The Sub-Advisory Agreement will remain in effect with respect to each Park Avenue Sub-Advised Fund for an initial period of two years for each such Fund, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Park Avenue Sub-Advised Funds or (ii) the Board, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.

Pursuant to a letter agreement between VCH, Victory Capital’s parent company, and Park Avenue, VCH has agreed, for a period of three years ending July 29, 2019, not to cause Victory Capital to terminate the sub-advisory agreement with Park Avenue, or recommend that the Board terminate the sub-advisory agreement with Park Avenue, unless such termination is required by applicable law or by Victory Capital’s fiduciary duties to the Park Avenue Sub-Advised Funds and their shareholders; however, the Board or requisite portion of a Park Avenue Sub-Advised Fund’s shareholders may terminate the Park Avenue Sub-Advisory Agreement at any time (with appropriate notice) in accordance with the terms of the Park Avenue Sub-Advisory Agreement. In the event the Park Avenue Sub-Advisory Agreement is terminated in violation of the letter agreement, VCH or Victory Capital, and not the Park Avenue Sub-Advised Funds, would be responsible for any amounts owed to Park Avenue.

With respect to its provision of sub-advisory services, Park Avenue shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to a Park Avenue Sub-Advised Fund, the Trust, or to any shareholder of a Park Avenue Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Park Avenue Sub-Advised Fund.

For its services under the Sub-Advisory Agreement, the Adviser pays Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 28% of all fees due from such Fund to the Adviser for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser with respect to that Fund for such period; provided that the monthly fee due thereunder to Park Avenue in respect of a Fund shall be reduced in the same proportion as the fee due to the Adviser from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser in respect of the Fund to which Park Avenue has agreed.

SailingStone Capital Partners LLC

SailingStone Capital Partners LLC (“SailingStone”) serves as the sub-adviser for the Victory Global Natural Resources Fund. SailingStone and Victory Capital have entered into a written Sub-Advisory Agreement (the “SailingStone Sub-Advisory Agreement”) dated as of July 29, 2016, pursuant to which SailingStone provides sub-advisory services with respect to the Victory Global Natural Resources Fund, subject to the general oversight of Victory Capital and the Board. SailingStone has provided investment advisory services since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 2, 2014. The principal business address of SailingStone, SailingStone GP LP (“SailingStone GP”), and SailingStone Holdings LLC (“SailingStone Holdings”) is One California Street, Suite 3050, San Francisco, CA 94111. The managing member of SailingStone is SailingStone GP, a Delaware limited partnership, of which SailingStone Holdings, a Delaware limited liability company, is the general partner.

The SailingStone Sub-Advisory Agreement will continue in effect for an initial period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of Victory Global Natural Resources Fund or (ii) the Board, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or SailingStone, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, SailingStone shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to the Victory Global Natural Resources Fund, the Trust, or to any shareholder of the Victory Global Natural Resources Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Victory Global Natural Resources Fund.

For its services under the SailingStone Sub-Advisory Agreement, the Adviser pays SailingStone a monthly fee, based on the Victory Global Natural Resources Fund’s assets, as specified from time to time by the Adviser (the “Managed Assets”), at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The SailingStone Sub-Advisory Agreement also provides that, in the event that Victory Capital implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of the Victory Global Natural Resources Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

Management fees paid to the Adviser for the period from July 29, 2016 to December 31, 2016 are shown in the table below:

Fund	Management Fees

Victory RS Partners Fund	$3,305,241
Victory RS Value Fund	2,513,358
Victory RS Large Cap Alpha Fund	1,236,386
Victory RS Investors Fund	422,136
Victory Global Natural Resources Fund	8,132,341
Victory RS Small Cap Growth Fund	7,616,027
Victory RS Select Growth Fund	2,373,822
Victory RS Mid Cap Growth Fund	1,466,000
Victory RS Growth Fund	793,099
Victory RS Science and Technology Fund	595,733
Victory RS Small Cap Equity Fund	189,056
Victory RS International Fund	82,397
Victory RS Global Fund	90,341
Victory Sophus Emerging Markets Fund	712,265
Victory Sophus Emerging Markets Small Cap Fund	112,124
Victory Sophus China Fund	84,117
Victory INCORE Investment Quality Bond Fund	138,538
Victory INCORE Low Duration Bond Fund	1,344,036
Victory High Yield Fund	188,019
Victory Tax-Exempt Fund	331,109
Victory High Income Municipal Bond Fund	260,221
Victory Floating Rate Fund	2,621,587
Victory Strategic Income Fund	162,756

Management fees paid to RS Investments by the Predecessor Funds for the period from January 1, 2016 to July 29, 2016, and the fiscal years ended December 31, 2015 and December 31, 2014 (or shorter period as applicable) are shown in the table below:

Predecessor Fund	Management Fees

RS Partners Fund
Period from 1/1/16 to 7/29/16	$4,978,924
Year ended 12/31/15	13,450,542
Year ended 12/31/14	19,091,975
RS Value Fund
Period from 1/1/16 to 7/29/16	5,085,002
Year ended 12/31/15	10,361,606
Year ended 12/31/14	10,330,479
RS Large Cap Alpha Fund
Period from 1/1/16 to 7/29/16	1,721,283
Year ended 12/31/15	3,432,610
Year ended 12/31/14	4,253,704
RS Investors Fund
Period from 1/1/16 to 7/29/16	761,125
Year ended 12/31/15	1,563,550
Year ended 12/31/14	1,832,679
RS Global Natural Resources Fund
Period from 1/1/16 to 7/29/16	10,437,127
Year ended 12/31/15	26,652,414
Year ended 12/31/14	46,151,725
RS Small Cap Growth Fund
Period from 1/1/16 to 7/29/16	10,919,656
Year ended 12/31/15	18,843,454
Year ended 12/31/14	9,189,704
RS Select Growth Fund
Period from 1/1/16 to 7/29/16	3,466,996
Year ended 12/31/15	7,899,137
Year ended 12/31/14	8,783,210
RS Mid Cap Growth Fund
Period from 1/1/16 to 7/29/16	1,880,950
Year ended 12/31/15	2,026,791
Year ended 12/31/14	1,259,729
RS Growth Fund
Period from 1/1/16 to 7/29/16	1,041,898
Year ended 12/31/15	1,695,981
Year ended 12/31/14	1,778,841
RS Technology Fund
Period from 1/1/16 to 7/29/16	752,358
Year ended 12/31/15	1,678,161
Year ended 12/31/14	2,048,086

RS Small Cap Equity Fund
Period from 1/1/16 to 7/29/16	262,039
Year ended 12/31/15	620,354
Year ended 12/31/14	903,315
RS International Fund
Period from 1/1/16 to 7/29/16	117,860
Year ended 12/31/15	92,529
Year ended 12/31/14	172,577
RS Global Fund
Period from 1/1/16 to 7/29/16	188,032
Year ended 12/31/15	239,460
Year ended 12/31/14	220,041
RS Emerging Markets Fund
Period from 1/1/16 to 7/29/16	1,109,189
Year ended 12/31/15	2,584,277
Year ended 12/31/14	3,928,518
RS Emerging Markets Small Cap Fund
Period from 1/1/16 to 7/29/16	171,797
Year ended 12/31/15	196,486
Period from 2/1/14 to 12/31/14 (1)	217,790
RS China Fund
Period from 1/1/16 to 7/29/16	138,774
Year ended 12/31/15	238,156
Year ended 12/31/14	198,942
RS Investment Quality Bond Fund
Period from 1/1/16 to 7/29/16	204,051
Year ended 12/31/15	304,848
Year ended 12/31/14	424,171
RS Low Duration Bond Fund
Period from 1/1/16 to 7/29/16	2,126,867
Year ended 12/31/15 (2)	3,888,054
Year ended 12/31/14	5,193,048
RS High Yield Fund
Period from 1/1/16 to 7/29/16	247,880
Year ended 12/31/15	371,641
Year ended 12/31/14	463,755
RS Tax-Exempt Fund
Period from 1/1/16 to 7/29/16	530,425
Year ended 12/31/15	807,299
Year ended 12/31/14	1,000,293
RS High Income Municipal Bond Fund
Period from 1/1/16 to 7/29/16	392,674
Year ended 12/31/15	420,449
Year ended 12/31/14	317,443
RS Floating Rate Fund
Period from 1/1/16 to 7/29/16	3,825,182
Year ended 12/31/15	9,306,096
Year ended 12/31/14	15,054,622
RS Strategic Income Fund
Period from 1/1/16 to 7/29/16	229,585
Year ended 12/31/15	279,876
Year ended 12/31/14	313,861

(1)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

(2)	Amounts reflect the Adviser’s voluntary reduction of the Fund’s investment advisory fee annual percentage rate from 0.45% to 0.42%, effective September 1, 2015 through December 31, 2015.

For the period from July 29, 2016 to December 31, 2016, the Sub-Advisers were paid the following sub-advisory fees with respect to the following Funds:

Fund	2016 Fees Paid

Victory Global Natural Resources Fund	$3,314,396
Victory High Yield Fund	40,854
Victory Tax-Exempt Fund	72,514
Victory High Income Municipal Bond Fund	48,322
Victory Floating Rate Fund	629,805
Victory Strategic Income Fund	25,198

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Michael Ade	4	$236.82	0	$0	4	$322.43
Stephen J. Bishop	12	6,650.61	0	0	8	416.79
John Blaney	3	1,045.85	0	0	4	2,316.30
Kevin Booth	4	1,108.61	0	0	4	2,316.30
Melissa Chadwick-Dunn	11	6,514.44	0	0	8	416.79
Tony Chu	1	15.89	0	0	0	0
Christopher W. Clark	12	6,650.61	0	0	8	416.79
Richard A. Consul	5	1,820.94	0	0	113	1,964.72
Robert J. Crimmins Jr.	1	62.76	0	0	3	21,538.60
Tyler Dann II	2	1,615.66	0	0	0	0

MacKenzie B. Davis	2	295.19	1	412.68	62	5,838.09
Maria Freund	1	19.83	0	0	0	0
S. Brad Fush	5	1,820.94	0	0	113	1,964.72
Douglas J. Gaylor	2	221.16	0	0	1	2,682.10
Paul Gillin	3	1,045.85	0	0	4	2,316.30
Edward D. Goard	5	1,820.94	0	0	113	1,964.72
Robert J. Harris	5	3,028.28	1	23.01	18	1,050.04
Paul Jablansky	1	62.76	0	0	1	3,612.70
James R. Kelts	5	1,820.94	0	0	113	1,964.72
U-Wen Kok	3	227.55	0	0	0	0
Daniel Lang	5	3,028.28	1	23.01	18	1,050.04
Joseph M. Mainelli	5	3,028.28	1	23.01	18	1,050.04
David J. Marmon	1	62.76	0	0	1	469.60
Gregory D. Oviatt	5	1,820.94	0	0	113	1,964.72
Michael Reynal	4	236.82	0	0	4	322.43
Kenneth L. Settles Jr.	2	295.19	1	412.68	62	5,838.09
D. Scott Tracy	11	6,514.44	0	0	8	416.79
Demetrios Tsaparas	1	62.76	0	0	1	3,612.70

Fund Ownership

As of December 31, 2016, the portfolio managers of the Funds owned equity securities of the Funds in the amount indicated in the table below:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2016

Michael Ade	Sophus Emerging Markets Fund Sophus Emerging Markets Small Cap Fund Sophus China Fund	None None None

Stephen J. Bishop	RS Small Cap Growth Fund RS Growth Fund RS Science and Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 $500,001 - $1,000,000 Over $1,000,000 $500,001-1,000,000 $500,001-1,000,000 None

John Blaney	Floating Rate Fund	None

Kevin Booth	Floating Rate Fund Strategic Income Fund High Yield Fund	$50,001 - $100,000 None None

Melissa Chadwick-Dunn	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	Over $1,000,000 $100,001-500,000 $100,001-500,000 None None

Tony Chu	Sophus China Fund	None

Christopher W. Clark	RS Small Cap Growth Fund RS Growth Fund RS Science and Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	None $10,001 - $50,000 None $10,001 - $50,000 None None

Richard A. Consul	INCORE Low Duration Fund INCORE Investment Quality Bond Fund	None None

Robert J. Crimmins Jr.	Strategic Income Fund	None

Tyler Dann II	RS Large Cap Alpha Fund	$100,001-$500,000

MacKenzie B. Davis	Global Natural Resources Fund	None

S. Brad Fush	INCORE Low Duration Fund INCORE Investment Quality Bond Fund	None None

Maria Freund	Sophus Emerging Markets Small Cap Fund	None

Douglas J. Gaylor	Tax-Exempt Fund	None

Paul Gillin	High Income Municipal Bond Fund High Yield Fund Floating Rate Fund	None None None

Edward D. Goard	INCORE Low Duration Fund INCORE Investment Quality Bond Fund	None None

Robert J. Harris	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$100,001-500,000 $100,001-500,000 $50,001-100,000 $10,001-50,000

Paul Jablansky	Strategic Income Fund	None

U-Wen Kok	RS International Fund RS Global Fund	$10,001-$50,000 None

James R. Kelts	RS Low Duration Fund RS Investment Quality Bond Fund	None None

Daniel Lang	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$100,001-500,000 None $100,001-500,000 $100,001-500,000

Joseph M. Mainelli	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$100,001-500,000 $100,001-500,000 $100,001-500,000 $100,001-500,000

David J. Marmon	Strategic Income Fund	None

Gregory D. Oviatt	INCORE Low Duration Fund INCORE Investment Quality Bond Fund	None None

Michael Reynal	Sophus Emerging Markets Fund Sophus China Fund Sophus Emerging Markets Small Cap Fund	$100,001-500,000 None None

Kenneth L. Settles Jr.	Victory Global Natural Resources Fund	None

D. Scott Tracy	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 $100,001-500,000 $100,001-500,000 $100,001-500,000 None

Demetrios Tsaparas	Strategic Income Fund	None

Portfolio Manager Compensation

Victory Capital

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Victory Capital investment franchises may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Park Avenue Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, the Victory High Yield Fund’s performance is measured against the performance of the Barclays U.S. Corporate High Yield Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. Although under normal circumstances the Guardian Assets substantially exceed those of the Park Avenue Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

SailingStone

The total compensation package paid by SailingStone to portfolio managers encourages all professionals to contribute toward the long-term success of SailingStone. All members of the investment team at SailingStone are partners, and all partners will have the same base salary.

In addition to base salary, portfolio managers will have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool will be determined by the overall success of the business and will be calculated as a percentage of revenues. Individual awards will be determined based on accuracy of forecasts of company specific NAV, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profits and losses for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.

Conflicts of Interest

Victory Capital

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Park Avenue

Portfolio managers for the Park Avenue Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Park Avenue Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Park Avenue Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the

Guardian Assets, that are similar to those made for the Park Avenue Sub-Advised Fund due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Park Avenue Sub-Advised Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Park Avenue Sub-Advised Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Park Avenue Sub-Advised Fund.

Because the Park Avenue Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Park Avenue Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in a Park Avenue Sub-Advised Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Park Avenue Sub-Advised Fund’s investment policies and with the Code of Ethics of the Funds and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

SailingStone

Portfolio managers for the Victory Global Natural Resources Fund may manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for other institutions and individuals. Whenever a portfolio manager manages other accounts, potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Victory Global Natural Resources Fund and such other accounts. For example, SailingStone, on behalf of its clients, may sell a security that a client of SailingStone continues to hold, or may buy a security that SailingStone has sold for a client.

SailingStone is not obligated to acquire for any account any security that SailingStone and its related persons may acquire for their own accounts or for the account of any other client. In addition, SailingStone may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, SailingStone may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, SailingStone may, in its discretion, cause one account that it manages to hold a security after SailingStone has caused another similarly managed account to sell the same security; or SailingStone may, in its discretion, cause one account that it manages to buy a security before SailingStone causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by SailingStone for one client may disadvantage another client.

SailingStone seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Victory Global Natural Resources Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. SailingStone and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. SailingStone may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is SailingStone’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.

It is SailingStone’s policy that, when the amount of securities of a particular issuer available to SailingStone’s client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the initial public offering, SailingStone generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also SailingStone’s policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in SailingStone’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be affected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, with the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. The Victory Global Natural Resources Fund may have lower investment returns than other accounts managed by SailingStone with substantially similar investment objectives and strategies.

If an order is only partially filled, it is allocated among the participating accounts pro rata based upon each SailingStone client account’s portion of the original order amount. Orders that result in small allocations can under certain circumstances cause a SailingStone client’s account to incur additional trade ticket charges from its custodian bank if it receives multiple partial allocations. In seeking best execution, SailingStone does not consider fees that may be assessed by a SailingStone client’s custodian.

SailingStone has adopted policies and procedures for allocating transactions and opportunities pursuant to which SailingStone generally allocates investments pro rata based on net assets of each account. However, there may be variances in the allocation to a particular account in order to achieve the desired target weight in that account, consistent with the account’s investment objectives and guidelines, or in cases where a full pro rata allocation would result in certain clients receiving a de minimis amount. In addition, given that the allocation of securities among accounts involves some element of judgment, at times it may be appropriate or necessary to deviate from the pro rata allocation procedures. An investment team member may generate orders that will cause SailingStone’s order management system to allocate on a basis that is not fully pro rata based on the following factors:

•                  Client’s liquidity requirements and reserves;

•                  Client’s diversification requirements;

•                  Amount of capital available for investment by client as well as client’s projected future capacity for investment;

•                  Composition of client’s portfolio;

•                  Client’s risk considerations;

•                  Client’s cash flow considerations;

•                  Asset class restrictions imposed by client;

•                  Client-specific industry and other allocation targets;

•                  Client’s minimum and maximum investment size requirements;

•                  Client’s tax considerations;

•                  Legal, contractual, or regulatory constraints specific to a client; and

•                  Any other relevant limitations imposed by or conditions set forth in the applicable offering and organizational documents of a client.

SailingStone allocates limited opportunity investments pro rata based on net assets of each eligible SailingStone client account (determined based on the client’s investment guidelines.) SailingStone’s Head of Portfolio Implementation Specialist reviews limited opportunity allocations for consistency with SailingStone’s limited opportunity allocation procedures. In addition, SailingStone’s Risk Committee periodically reviews the performance of accounts within a strategy for dispersion of performance between accounts with and without performance fees.

Administrator and Fund Accountant

Victory Capital serves as administrator to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi Fund Services Ohio, Inc. serves as sub-administrator to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi Fund Services Ohio, Inc. provides to the Funds as sub-administrator, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.

For the administration and fund accounting services that Victory Capital renders to the Funds under the Administration and Fund Accounting Agreement, the Trust pays Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates effective August 24, 2016 based on the aggregate average daily net assets of the Trust, Victory Portfolios II (“VP II”) and Victory Variable Insurance Funds (“VVIF”): 0.08% of the first $15 billion in aggregate Trust, VP II and VVIF net assets, plus 0.05% of aggregate Trust, VP II and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. A different fee scheduled applied prior to August 24, 2016. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi Fund Services Ohio, Inc. provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi Fund Services Ohio, Inc. performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”

The following table reflects fees that each Fund paid to Victory Capital under the Administration and Fund Accounting Agreement for the period from November 7, 2016 to December 31, 2016:

Fund	Fee Paid

Victory RS Partners Fund	$69,164
Victory RS Value Fund	49,945
Victory RS Large Cap Alpha Fund	52,397
Victory RS Investors Fund	8,362
Victory Global Natural Resources Fund	171,770
Victory RS Small Cap Growth Fund	170,378
Victory RS Select Growth Fund	48,544
Victory RS Mid Cap Growth Fund	37,590
Victory RS Growth Fund	21,527
Victory RS Science and Technology Fund	12,594
Victory RS Small Cap Equity Fund	5,187
Victory RS International Fund	2,073
Victory RS Global Fund	2,627
Victory Sophus Emerging Markets Fund	13,776
Victory Sophus Emerging Markets Small Cap Fund	1,788
Victory Sophus China Fund	1,472
Victory INCORE Investment Quality Bond Fund	5,530
Victory INCORE Low Duration Bond Fund	61,284
Victory High Yield Fund	6,532
Victory Tax-Exempt Fund	12,098
Victory High Income Municipal Bond Fund	9,773
Victory Floating Rate Fund	82,761
Victory Strategic Income Fund	5,579

Prior to November 7, 2016, State Street Bank and Trust Company (“State Street”) provided certain administrative services, including treasury, fund accounting, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement between the Trust and State Street and, prior to July 29 2016, to the Predecessor Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Predecessor Funds. For its services under these agreements, State Street received fees from the Funds and the Predecessor Funds based on written fee schedules as agreed to from time to time between State Street and the Funds.

The table below states the total dollar amount in fees paid by the Funds and the Predecessor Funds to State Street under the administration agreement for the fiscal years ended December 31, 2014 and December 31, 2015, and for the period from January 1, 2016 to November 6, 2016:

Predecessor Fund	Fees Paid Period from 1/1/16 to 11/6/16	Fees Paid Fiscal Year Ended 12/31/15	Fees Paid Fiscal Year Ended 12/31/14
RS Partners Fund	$72,620	$106,611	$199,270
RS Value Fund	88,381	99,107	123,075
RS Large Cap Alpha Fund	52,768	54,595	80,442
RS Investors Fund	12,898	16,433	21,166
RS Global Natural Resources Fund	159,547	201,940	435,755
RS Small Cap Growth Fund	167,987	162,834	92,214
RS Select Growth Fund	52,286	65,694	89,647
RS Mid Cap Growth Fund	35,366	22,864	16,269
RS Growth Fund	22,802	22,130	24,448
RS Technology Fund	13,057	15,093	20,320
RS Small Cap Equity Fund	6,992	8,599	12,662
RS International Fund	4,057	4,613	5,054
RS Global Fund	5,279	5,545	4,898
RS Emerging Markets Fund	18,365	21,860	38,910
RS Emerging Markets Small Cap Fund (1)	3,309	3,544	3,656
RS China Fund	3,768	4,448	3,994
RS Investment Quality Bond Fund	11,300	13,017	14,386
RS Low Duration Bond Fund	73,406	74,169	110,331
RS High Yield Fund	11,410	12,918	13,235
RS Tax-Exempt Fund	20,259	20,468	26,309
RS High Income Municipal Bond Fund	16,318	14,967	12,697
RS Floating Rate Fund	90,519	124,972	245,427
RS Strategic Income Fund	10,947	11,897	10,654

(1)         RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

Sub-Administrator and Sub-Fund Accountant

Citi Fund Services Ohio, Inc. serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi Fund Services Ohio, Inc. (the “Sub-Administration and Sub-Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi Fund Services Ohio, Inc. renders to the Trust, VP II and VVIF, Victory Capital pays Citi Fund Services Ohio, Inc. a fee, computed daily and paid monthly, at the following annual rates effective November 7, 2016: 0.0235% of the first $15 billion of aggregate Trust, VP II and VVIF net assets; plus 0.015% of aggregate net assets of aggregate Trust, VP II and VVIF net assets from in excess of $15 billion to $30 billion; plus 0.01% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion.  A different fee scheduled applied prior to November 7, 2016. Citi Fund Services Ohio, Inc. may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders.  In addition, the Trust, VP II and VVIF reimburse Citi Fund Services Ohio, Inc. for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi Fund Services Ohio, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi Fund Services Ohio, Inc. calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Transfer Agent

FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Funds, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Prior to November 7, 2016, Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, served as the Funds’ transfer agent and dividend-paying agent. Boston Financial Data Services also served as the transfer agent for the Predecessor Funds.

Custodian

General. Citibank, N.A., (the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as the custodian of the assets of each Fund pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement.  As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Line of Credit. The Funds in the Victory Funds Complex participate in a short-term, demand note line of Credit agreement with Citibank, N.A. Under the agreement with Citibank, N.A. as of July 29, 2016, the Funds may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank, N.A. receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following table reflects the total underwriting commissions and the amount of those commissions retained by the Distributor (or predecessor distributor) in connection with the sale of shares of each Fund for the last fiscal years ending December 31. Prior to July 29, 2016, RS Funds Distributor LLC (“RSFD”) served as distributor for the continuous offering of the shares of the Predecessor Funds.  The following table reflects the total underwriting commissions and the amount of those commissions retained by RSFD in connection with the sale of shares of each Predecessor Fund for fiscal years ended December 31, 2014 and December 31, 2015, and for the period from January 1, 2016 to July 29, 2016:

	2016		2015		2014
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Victory RS Partners Fund	16,327	1,776	27,241	2,499	68,467	7,141
Victory RS Value Fund	41,262	5,090	100,329	12,221	133,750	15,959
Victory RS Large Cap Alpha Fund	142,476	17,423	242,874	29,833	253,826	27,840
Victory RS Investors Fund	19,107	2,372	54,691	6,485	343,092	52,692
Victory Global Natural Resources Fund	163,257	15,263	149,320	11,710	196,516	13,412
Victory RS Small Cap Growth Fund	65,798	2,047	346,299	35,600	160,238	17,242
Victory RS Select Growth Fund	118,519	16,731	294,968	27,188	357,304	39,125
Victory RS Mid Cap Growth Fund	102,383	7,319	185,814	21,267	221,908	13,813
Victory RS Growth Fund	47,540	6,950	57,376	7,095	107,455	13,221
Victory RS Science and Technology Fund	28,432	3,021	23,894	2,856	111,301	12,829
Victory RS Small Cap Equity Fund	11,996	1,549	9,921	1,443	15,646	2,052

Victory RS International Fund	14,731	1,758	21,557	2,951	26,674	3,643
Victory RS Global Fund	6,570	895	13,284	1,600	6,200	769
Victory Sophus Emerging Markets Fund	25,153	3,292	41,965	5,223	103,020	12,044
Victory Sophus Emerging Markets Small Cap Fund	168	21	1,981	263	443	51
Victory Sophus China Fund	405	46	14,607	1,665	1,915	262
Victory INCORE Investment Quality Bond Fund	23,494	4,548	61,537	7,426	50,463	4,434
Victory INCORE Low Duration Bond Fund	951,365	15,192	333,076	7,404	315,719	15,098
Victory High Yield Fund	16,529	2,274	28,308	1,329	46,522	6,252
Victory Tax-Exempt Fund	55,366	6,268	47,473	3,956	50,086	4,584
Victory High Income Municipal Bond Fund	98,839	6,450	67,619	4,953	156,633	11,300
Victory Floating Rate Fund	494,502	28,228	382,343	20,972	421,839	36,189
Victory Strategic Income Fund	4,716	1,192	13,854	2,031	32,816	4,546

RULE 12b-1 DISTRIBUTION AND SERVICE PLANS

Pursuant to Section 12 of the 1940 Act, a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds.

Class A Rule 12b-1 Plan. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of (1) each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares.

Class C Rule 12b-1 Plan. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesman and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor.  None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

The following table reflects the aggregate payment of Rule 12b-1 fees to the Distributor pursuant to the Plans for the period from July 29, 2016 to December 31, 2016 and to the distributor of the Predecessor Funds from January 1, 2016 to July 29, 2016.

Fund	Class A	Class C	Class R
Victory RS Partners Fund	$1,007,476	$—	$14,205
Victory RS Value Fund	764,059	219,262	13,101
Victory RS Large Cap Alpha Fund	1,297,704	305,201	68,007
Victory RS Investors Fund	83,898	171,830	8,642
Victory Global Natural Resources Fund	1,143,035	307,519	26,065
Victory RS Small Cap Growth Fund	1,431,723	155,838	29,298
Victory RS Select Growth Fund	489,470	711,934	9,219
Victory RS Mid Cap Growth Fund	495,540	255,508	9,570
Victory RS Growth Fund	489,298	103,137	5,939
Victory RS Science and Technology Fund	256,925	101,655	7,445
Victory RS Small Cap Equity Fund	135,316	4,706	18,223
Victory RS International Fund	44,301	15,008	14,607

Victory RS Global Fund	25,626	48,963	27,268
Victory Sophus Emerging Markets Fund	171,763	141,032	104,600
Victory Sophus Emerging Markets Small Cap Fund	10,072	14,737	—
Victory Sophus China Fund	23,754	24,691	18,607
Victory INCORE Investment Quality Bond Fund	118,628	100,546	31,009
Victory INCORE Low Duration Bond Fund	680,309	1,380,052	18,892
Victory High Yield Fund	63,610	222,206	107,668
Victory Tax-Exempt Fund	203,521	412,479	—
Victory High Income Municipal Bond Fund	120,393	361,884	—
Victory Floating Rate Fund	552,281	3,669,776	9,323
Victory Strategic Income Fund	94,311	120,821	18,198

The following table reflects the payment of Rule 12b-1 fees to the distributor of the Predecessor Funds pursuant to Rule 12b-1 plans for the fiscal years ended December 31, 2014 and December 31, 2015:

2014

Predecessor Fund	Class A	Class C	Class K
RS Partners Fund	$2,843,370	$—	$30,180
RS Value Fund	1,394,212	307,023	27,423
RS Large Cap Alpha Fund	1,549,289	351,547	108,103
RS Investors Fund	165,761	221,886	9,761
RS Global Natural Resources Fund	2,751,444	1,123,781	46,995
RS Small Cap Growth Fund	1,421,326	94,598	14,810
RS Select Growth Fund	906,660	906,593	8,459
RS Mid Cap Growth Fund	246,851	79,882	10,135
RS Growth Fund	521,622	126,574	8,587
RS Technology Fund	355,416	143,186	8,936
RS Small Cap Equity Fund	167,732	8,727	28,686
RS International Fund	70,769	24,134	26,733
RS Global Fund	32,612	65,674	35,374
RS Emerging Markets Fund	455,551	267,676	172,332
RS Emerging Markets Small Cap Fund	15,039	24,450	—
RS China Fund	27,276	41,655	27,196
RS Investment Quality Bond Fund	178,642	107,187	47,492
RS Low Duration Bond Fund	1,207,892	2,248,866	35,534
RS High Yield Fund	106,414	329,778	151,505
RS Tax-Exempt Fund	330,345	580,378	—
RS High Income Municipal Bond Fund	113,382	350,875	—
RS Floating Rate Fund	1,630,479	7,297,375	17,048
RS Strategic Income Fund	133,551	143,410	24,902

2015

Predecessor Fund	Class A	Class C	Class K
RS Partners Fund	$1,632,080	$—	$22,964
RS Value Fund	1,028,661	290,389	26,477
RS Large Cap Alpha Fund	1,492,655	355,489	92,691
RS Investors Fund	134,457	284,991	12,518
RS Global Natural Resources Fund	1,340,841	500,316	32,356
RS Small Cap Growth Fund	1,868,321	208,771	28,608
RS Select Growth Fund	669,057	877,526	8,195
RS Mid Cap Growth Fund	332,223	176,434	12,055
RS Growth Fund	521,573	126,545	7,831
RS Technology Fund	297,494	115,258	9,033
RS Small Cap Equity Fund	178,907	7,797	28,502
RS International Fund	53,245	22,928	21,909
RS Global Fund	32,867	71,033	35,839
RS Emerging Markets Fund	261,772	191,901	147,547
RS Emerging Markets Small Cap Fund	14,230	26,058	—
RS China Fund	28,964	49,584	30,382
RS Investment Quality Bond Fund	152,764	136,095	46,999
RS Low Duration Bond Fund	842,311	1,677,809	28,943
RS High Yield Fund	78,206	255,248	132,620
RS Tax-Exempt Fund	226,736	474,903	—
RS High Income Municipal Bond Fund	124,499	349,005	—
RS Floating Rate Fund	737,214	5,154,190	14,660
RS Strategic Income Fund	106,035	132,924	23,347

Code of Ethics

Each of the Trust, the Adviser, Park Avenue, SailingStone and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

The Board has authorized Victory Capital to delegate proxy voting authority with respect to a sub-advised Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of Park Avenue and SailingStone is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the proxy voting policies and procedures of each such sub-adviser.

Summaries of the proxy voting policies and procedures for each of the Adviser, Park Avenue and SailingStone are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 1-800-766-3863 or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commissions. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. For the three fiscal years ended December 31, the Bond Funds paid no brokerage commissions.

Subject to its obligation to seek best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to seek the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relation to the value of the services received. The continuous review of commissions is the responsibility of the Adviser’s head of equity trading. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The following table shows the brokerage commissions paid by each Fund during the last three fiscal years. Information relating to the fiscal years ended December 31, 2014 and December 31, 2015, and for the period from January 1, 2016 to July 29, 2016 pertain to the Predecessor Funds:

Fund	Fiscal Year Ended 12/31/16	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14
Victory RS Partners Fund	$1,419,720	$2,176,545	$2,782,756
Victory RS Value Fund	1,308,371	1,475,648	1,274,056
Victory RS Large Cap Alpha Fund	820,177	562,182	910,857
Victory RS Investors Fund	185,590	308,976	410,611
Victory Global Natural Resources Fund	2,504,703	2,823,607	4,715,288
Victory RS Small Cap Growth Fund	3,583,707	3,641,510	2,222,011
Victory RS Select Growth Fund	861,337	1,141,119	1,658,560
Victory RS Mid Cap Growth Fund	626,507	428,240	288,446
Victory RS Growth Fund	243,152	191,481	254,462
Victory RS Science and Technology Fund	504,051	490,391	719,433
Victory RS Small Cap Equity Fund	106,037	150,474	253,628
Victory RS International Fund	72,413	68,185	175,060
Victory RS Global Fund	92,340	40,995	74,744
Victory Sophus Emerging Markets Fund	971,890	1,192,017	2,497,185
Victory Sophus Emerging Markets Small Cap Fund	95,492	68,856	113,165
Victory Sophus China Fund	41,365	36,294	72,684
Victory INCORE Investment Quality Bond Fund	1,874	10,903	—
Victory INCORE Low Duration Bond Fund	21,522	43,738	—
Victory High Yield Fund	9,490	1,701	—
Victory Tax-Exempt Fund	—	—	—
Victory High Income Municipal Bond Fund	—	—	—
Victory Floating Rate Fund	—	—	—
Victory Strategic Income Fund	13,978	11,923	—

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

No payments were made to any affiliated brokers during the fiscal year ended December 31, 2016.

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser or Sub-Adviser to be advantageous to the Funds, the Adviser or Sub-Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board. The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

Allocation of Brokerage in Connection with Research Services. During the period from July 29, 2016 to December 31, 2016, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the transactions of certain Funds to certain brokers because of research services provided.  In addition, during the period from January 1, 2016 to July 29, 2016, RS Investments, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the transactions of certain Funds to certain brokers because of research services provided. The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this entire period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory RS Partners Fund	$909,451	$881,271,626
Victory RS Value Fund	928,522	1,272,547,245
Victory RS Large Cap Alpha Fund	564,976	591,815,049
Victory RS Investors Fund	117,200	189,754,559
Victory RS Small Cap Growth Fund	2,393,317	2,822,697,348
Victory RS Select Growth Fund	582,667	864,003,319
Victory RS Mid Cap Growth Fund	416,789	786,898,848
Victory RS Growth Fund	155,489	471,560,541
Victory RS Science and Technology Fund	241,973	217,762,349
Victory RS Small Cap Equity Fund	71,444	83,090,677
Victory RS International Fund	44,799	33,192,179
Victory RS Global Fund	75,248	128,331,517
Victory Sophus Emerging Markets Fund	707,787	385,592,118
Victory Sophus Emerging Markets Small Cap Fund	67,498	47,463,522
Victory Sophus China Fund	32,645	38,278,463

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year or during the period of time since organization, whichever is shorter.  The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of December 31, 2016:

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Victory RS Large Cap Alpha Fund	J.P. Morgan	Equity	$20,852
Victory RS Investors Fund	J.P. Morgan	Equity	3,295
Victory RS International Fund	Barclays	Equity	185
Victory RS International Fund	Sanwa	Equity	269
Victory RS International Fund	UBS	Equity	187
Victory RS Global Fund	Barclays	Equity	135
Victory RS Global Fund	Goldman Sachs & Co.	Equity	448
Victory RS Global Fund	J.P. Morgan	Equity	618
Victory Sophus Emerging Markets Fund	Barclays	Equity	1,525
Victory INCORE Investment Quality Bond Fund	Citigroup, Inc.	Debt	550
Victory INCORE Investment Quality Bond Fund	Credit Suisse	Debt	505
Victory INCORE Investment Quality Bond Fund	Goldman Sachs & Co.	Debt	632
Victory INCORE Investment Quality Bond Fund	J.P. Morgan	Debt	1,885
Victory INCORE Investment Quality Bond Fund	Morgan Stanley	Debt	736
Victory INCORE Low Duration Bond Fund	Barclays	Debt	4,649
Victory INCORE Low Duration Bond Fund	Citigroup, Inc.	Debt	12,016
Victory INCORE Low Duration Bond Fund	Credit Suisse	Debt	4,255
Victory INCORE Low Duration Bond Fund	Goldman Sachs & Co.	Debt	10,692
Victory INCORE Low Duration Bond Fund	J.P. Morgan	Debt	25,266
Victory INCORE Low Duration Bond Fund	Merrill Lynch	Debt	5,705
Victory INCORE Low Duration Bond Fund	Morgan Stanley	Debt	16,190
Victory INCORE Low Duration Bond Fund	UBS	Debt	3,502
Victory Strategic Income Fund	Citigroup, Inc.	Debt	1,290
Victory Strategic Income Fund	Credit Suisse	Debt	1,026
Victory Strategic Income Fund	Goldman Sachs & Co.	Debt	1,083
Victory Strategic Income Fund	J.P. Morgan	Debt	1,593
Victory Strategic Income Fund	Morgan Stanley	Debt	855

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. While all transactions costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders, a high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for each Fund for the two most recent fiscal years ended December 31:

Fund	2016 (2)	2015 (1)

Victory RS Partners Fund	60%	42%
Victory RS Value Fund	67%	55%
Victory RS Large Cap Alpha Fund	79%	39%
Victory RS Investors Fund(3)	92%	50%
Victory Global Natural Resources Fund	29%	33%
Victory RS Small Cap Growth Fund	91%	94%
Victory RS Select Growth Fund	89%	86%
Victory RS Mid Cap Growth Fund	138%	120%
Victory RS Growth Fund	123%	105%
Victory RS Science and Technology Fund	114%	119%
Victory RS Small Cap Equity Fund	86%	98%
Victory RS International Fund	103%	117%
Victory RS Global Fund(4)	184%	90%
Victory Sophus Emerging Markets Fund	120%	111%
Victory Sophus Emerging Markets Small Cap Fund	141%	107%
Victory Sophus China Fund	96%	125%
Victory INCORE Investment Quality Bond Fund(5)	148%	73%
Victory INCORE Low Duration Bond Fund	49%	36%
Victory High Yield Fund	165%	151%
Victory Tax-Exempt Fund	39%	39%
Victory High Income Municipal Bond Fund	49%	53%
Victory Floating Rate Fund	56%	29%
Victory Strategic Income Fund	79%	41%

(1) Prior to July 29, 2016, each Fund’s Predecessor Fund was managed by RS Investments.

(2) For the period from July 29, 2016 to December 31, 2016, each Fund was managed by the Adviser.

(3) Unexpected redemptions during the year caused additional turnover in 2016.

(4) Unexpected redemptions during the year caused additional turnover in 2016.

(5) On July 30, 2016, the Fund’s investments team changed.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Bond Funds declare and pay dividends monthly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried. Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the approximate capital loss carryforwards for the applicable Funds, as of December 31, 2016.

Fund	Approximate Capital Loss Carryforward	Year of Expiration
Victory RS Mid Cap Growth Fund	$28,128,002	2017

The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds, as of December 31, 2016.

Fund	Short-Term Amount	Long-Term Amount
Victory RS Investors Fund	$5,501,770	$—
Victory Global Natural Resources Fund	33,654,129	1,000,767,080
Victory RS Small Cap Growth Fund	223,046,114	—
Victory RS Small Cap Equity Fund	1,206,008	—
Victory RS International Fund	2,553,211	—
Victory Sophus Emerging Markets Fund	17,590,080	3,407,623
Victory Sophus Emerging Markets Small Cap Fund	974,997	—
Victory Sophus China Fund	975,626	—
Victory INCORE Low Duration Bond Fund	12,187,688	13,805,224
Victory High Yield Fund	4,434,769	5,537,318
Victory High Income Municipal Bond Fund	5,152,608	—
Victory Floating Rate Fund	27,548,209	139,105,149
Victory Strategic Income Fund	55,359	1,447,095

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

For taxable years beginning before January 1, 2015, U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance as to whether the provision providing these exemptions will be extended. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Both dividends in respect of stock of a Fund, and, after December 31, 2018, gross proceeds from the sale of stock of a Fund,

held by or through certain foreign financial institutions (including investment funds), require U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument, dated December 6, 1995, as amended and restated as of March 27, 2000, as further amended August 19, 2015 (“Trust Instrument”), authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

The Trust is currently authorized to offer Class A, C, I, R, R6 and Y shares of the Funds. A Fund may not offer all such share classes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Shareholders of each Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (December 31st and June 30th, respectively) and are available on the Fund’s website, VictoryFunds.com. The Funds also file their complete portfolio holdings as of the end of their first and third fiscal quarters (March 31st and September 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter. The Funds may also publish other information on the Funds’ website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.

Distributor	Victory Capital Advisers, Inc.	Daily.

Custodian	Citibank, N.A.	Daily.

Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.

Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period. Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.

Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.

Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Securities

As of April 11, 2017, the following shareholders owned 5% or more of a particular share class of the indicated Funds except with respect to Class R6 shares of the Victory RS Small Cap Growth Fund, since Class R6 shares of that Fund are new.  Each shareholder that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table:

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY RS PARTNERS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	25.20%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	15.40%
	UMB BANK NA FBO FIDUCIARY VARIOUS RETIREMENT PROGRAMS 1 SW SECURITY BENEFIT PL TOPEKA KS 666361000	10.94%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151987	9.92%
VICTORY RS PARTNERS FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80202	85.81%
	MG TRUST COMPANY CUST FBO STEVE KLEIN INC 401 K PROFI 717 17TH STREET SUITE 1300 DENVER CO 802023304	6.19%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.34%
VICTORY RS PARTNERS FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	32.03%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07269	25.08%

	STATE STREET BANK AND TRUST AS TTEE FOR ADVENTIST HEALTHCARE RETIREMENT PLAN 105 ROSEMONT RD WESTWOOD MA 02090	16.97%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07400	7.52%
VICTORY RS VALUE FUND CLASS A	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94105	19.50%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07270	13.92%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	10.46%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07401	6.88%
VICTORY RS VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772531	23.95%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	18.94%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	10.93%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	10.89%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	7.65%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07402	6.67%

	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07271	6.49%
VICTORY RS VALUE FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80203	57.36%
	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 P O BOX 10758 FARGO ND 581067580	21.80%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151988	5.82%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07272	5.41%
VICTORY RS VALUE FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772532	27.31%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866728	21.18%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63104	12.99%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07273	9.22%
VICTORY GLOBAL NATURAL RESOURCES FD CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07278	36.36%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94108	19.18%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON STREET SUITE 100 WESTWOOD MA 02090	8.50%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07407	7.58%
VICTORY GLOBAL NATURAL RESOURCES FD CL C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63110	17.92%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332754	17.07%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772537	15.72%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466489	9.98%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07408	6.99%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07279	6.87%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866732	5.64%
VICTORY GLOBAL NATURAL RESOURCES FD CL R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80207	44.34%
	PRINCIPAL SECURITIES, INC. C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 503060000	33.62%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151990	5.86%
VICTORY GLOBAL NATURAL RESOURCES FD CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07280	31.93%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94109	14.47%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466490	6.72%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772538	5.10%
VICTORY RS LARGE CAP ALPHA FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07403	9.84%
	GUARDIAN INSURANCE AND ANNUITY CO INC SEPARATE ACCOUNT L ADV41 6255 STERNERS WAY ATTN RS FINANCE NRO 1W BETHLEHEM PA 180179464	8.78%
VICTORY RS LARGE CAP ALPHA FUND CLASS C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332750	29.11%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772533	13.34%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07404	12.58%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63105	7.54%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466485	7.38%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07274	6.03%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	5.17%
VICTORY RS LARGE CAP ALPHA FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80204	40.92%

	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111	39.35%
	MG TRUST COMPANY CUST FBO STEVE KLEIN INC 401 K PROFI 717 17TH STREET SUITE 1300 DENVER CO 802023305	6.67%
VICTORY RS LARGE CAP ALPHA FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07275	17.06%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866729	15.27%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63106	11.54%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466486	11.11%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80205	8.20%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772534	7.65%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	6.42%
VICTORY RS INVESTORS FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07405	12.76%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07276	8.73%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94106	8.13%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772535	7.04%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63107	6.16%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332751	5.56%
VICTORY RS INVESTORS FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772536	19.17%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466487	14.16%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332752	11.12%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63108	10.33%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07277	9.33%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07406	7.53%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866730	5.66%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55475	5.22%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02110	5.15%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94107	5.00%

VICTORY RS INVESTORS FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80206	50.96%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151989	24.66%
	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 P O BOX 10758 FARGO ND 581067581	12.08%
VICTORY RS INVESTORS FUND CLASS Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044025	32.64%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332753	11.06%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866731	9.45%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63109	8.49%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466488	6.77%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55476	6.01%
VICTORY RS SMALL CAP GROWTH FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07281	18.92%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94110	18.64%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151991	5.12%

VICTORY RS SMALL CAP GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772539	32.18%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466491	12.87%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63111	8.55%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07409	8.21%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866733	7.81%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07282	5.85%
VICTORY RS SMALL CAP GROWTH FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02112	31.85%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151992	27.84%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80208	21.02%
	PRINCIPAL SECURITIES, INC. C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 503060001	13.02%
VICTORY RS SMALL CAP GROWTH FUND CLASS Y	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63112	51.18%

	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07283	19.61%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772540	6.57%
VICTORY RS SELECT GROWTH FUND CLASS A	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94111	22.71%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07284	21.78%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07410	6.25%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772541	5.10%
VICTORY RS SELECT GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772542	19.81%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07285	14.07%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332755	11.38%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63113	9.09%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866734	8.68%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466492	7.69%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02111	7.04%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07411	6.00%
VICTORY RS SELECT GROWTH FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466493	56.15%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80209	16.95%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332756	14.86%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07412	5.56%
VICTORY RS SELECT GROWTH FUND CLASS R6	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC 401K PO BOX 52129 PHOENIX AZ 850722129	100.00%
VICTORY RS SELECT GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07286	18.87%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772543	14.12%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866735	10.04%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63114	9.31%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466494	6.42%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94112	5.66%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02112	5.33%
VICTORY RS MID CAP GROWTH FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07413	56.58%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94113	9.11%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07287	7.04%
VICTORY RS MID CAP GROWTH FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466495	19.87%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772544	16.46%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63115	14.44%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866736	13.25%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332757	12.13%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02113	6.46%
VICTORY RS MID CAP GROWTH FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80210	54.89%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151993	18.84%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07288	8.64%

	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 P O BOX 10758 FARGO ND 581067582	6.05%
VICTORY RS MID CAP GROWTH FUND CLASS R6	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80211	96.21%
VICTORY RS MID CAP GROWTH FUND CLASS Y	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02114	17.78%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07289	11.81%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772545	11.52%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866737	10.03%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332758	8.77%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63116	8.41%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94114	5.36%
VICTORY RS GROWTH FUND CLASS A	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94115	17.12%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07290	11.07%
VICTORY RS GROWTH FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466496	27.78%

	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63117	11.97%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772546	9.99%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866738	9.06%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07414	8.04%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02115	8.00%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332759	5.31%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94116	5.27%
VICTORY RS GROWTH FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80212	81.09%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07415	13.67%
	MATC FBO PERSHING LLC FBO BERTOLET CONSTRUCTION CORPORATION 4 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	5.23%
VICTORY RS GROWTH FUND CLASS Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866739	17.57%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63118	10.29%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80213	9.56%

	RENEE R HODGES 4010 DOVER RD DURHAM NC 277075401	9.25%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02116	8.75%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772547	7.62%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466497	7.19%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94117	5.41%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CLASS A	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94118	20.30%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07291	11.46%
	GUARDIAN INSURANCE AND ANNUITY CO INC SEPARATE ACCOUNT L ADV41 6255 STERNERS WAY ATTN RS FINANCE NRO 1W BETHLEHEM PA 180179465	6.69%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07416	5.51%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CLASS C	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866740	24.41%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772548	18.56%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466498	12.70%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07417	11.01%

	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332760	9.38%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07292	6.85%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80214	78.27%
	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 P O BOX 10758 FARGO ND 581067583	14.38%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151994	6.92%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07293	22.20%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63119	9.58%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466499	9.36%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866741	9.16%
	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEF C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VILLAGE CO 80111	8.03%
	NATIONWIDE INVESTMENT SERVICES CORP. CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 432182029	7.80%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55477	6.29%

VICTORY RS SMALL CAP EQUITY FUND CLASS A	GUARDIAN INSURANCE AND ANNUITY CO INC SEPARATE ACCOUNT L ADV41 6255 STERNERS WAY ATTN RS FINANCE NRO 1W BETHLEHEM PA 180179466	20.90%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07418	12.62%
VICTORY RS SMALL CAP EQUITY FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07419	35.84%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866742	34.59%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07294	7.34%
	TD AMERITRADE CLEARING, INC. 200 SOUTH 108TH AVENUE OMAHA NE 68154	5.97%
VICTORY RS SMALL CAP EQUITY FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80215	87.98%
	MG TRUST COMPANY CUST FBO STEVE KLEIN INC 401 K PROFI 717 17TH STREET SUITE 1300 DENVER CO 802023306	10.75%
VICTORY RS SMALL CAP EQUITY FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772549	38.38%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466500	18.89%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866743	15.66%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63120	11.51%

	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07295	5.03%
VICTORY RS INTERNATIONAL FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07420	19.24%
	GUARDIAN INSURANCE AND ANNUITY CO INC SEPARATE ACCOUNT L ADV41 6255 STERNERS WAY ATTN RS FINANCE NRO 1W BETHLEHEM PA 180179467	11.90%
VICTORY RS INTERNATIONAL FUND CLASS C	SEI PRIVATE TRUST COMPANY C O STATE STREET BANK ID 571 4780138 WILA 457 B PLAN 1 FREEDOM VALLEY DRIVE ATTN MUTUAL FUNDS ADMIN OAKS PA 19456	13.94%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07421	12.68%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07296	11.87%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772550	10.74%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866744	9.70%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332761	6.80%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02117	6.41%
VICTORY RS INTERNATIONAL FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80216	91.09%
VICTORY RS INTERNATIONAL FUND CLASS Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866745	29.88%

	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332762	21.54%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55478	10.92%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80217	8.90%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772551	8.48%
VICTORY RS GLOBAL FUND CLASS A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044026	48.57%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07422	10.55%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02118	6.69%
VICTORY RS GLOBAL FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07423	26.76%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02119	14.46%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55479	13.41%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332763	13.26%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866746	11.28%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07297	9.50%
VICTORY RS GLOBAL FUND CLASS R	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07424	61.55%

	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07298	33.84%
VICTORY RS GLOBAL FUND CLASS Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044027	64.14%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866747	19.37%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02120	7.35%
VICTORY SOPHUS EMERGING MARKETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07299	23.51%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07425	12.30%
	GUARDIAN INSURANCE AND ANNUITY CO INC SEPARATE ACCOUNT L ADV41 6255 STERNERS WAY ATTN RS FINANCE NRO 1W BETHLEHEM PA 180179468	8.82%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772552	8.60%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94119	8.08%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02113	6.57%
VICTORY SOPHUS EMERGING MARKETS FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772553	25.21%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63121	18.97%

	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332764	18.81%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07426	7.64%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94120	5.67%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02121	5.19%
VICTORY SOPHUS EMERGING MARKETS FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02114	76.47%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80218	16.67%
VICTORY SOPHUS EMERGING MARKETS FUND CLASS R6	LINCOLN RETIREMENT SERVICES CO FBO MEDINA MEMORIAL 403B P O BOX 7876 FORT WAYNE IN 468017876	99.29%
VICTORY SOPHUS EMERGING MARKETS FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07300	28.34%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63122	20.67%
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044028	14.25%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332765	8.51%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866748	8.03%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON STREET SUITE 100 WESTWOOD MA 02091	5.49%

VICTORY SOPHUS EMERGING MARKETS SMALL CAP CL A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044029	94.71%
VICTORY SOPHUS EMERGING MARKETS SMALL CAP CL C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07301	57.93%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02122	34.96%
	RODNEY M GOSNEY AND DEBORAH B GOSNEY TEN ENT 1296 GAULDING RD LA CROSSE VA 239502754	6.75%
VICTORY SOPHUS EMERGING MARKETS SMALL CAP CL Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044030	98.49%
VICTORY SOPHUS CHINA FUND CLASS A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044031	90.72%
VICTORY SOPHUS CHINA FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07302	50.42%
	YOKO AKITA 45 255 POUHANUU WAY KANEOHE HI 967442384	14.27%
	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	11.78%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	6.91%
	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER ROAD SAINT LOUIS MO 631313729	5.41%
VICTORY SOPHUS CHINA FUND CLASS R	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044032	100.00%

VICTORY SOPHUS CHINA FUND CLASS Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044033	98.20%
VICTORY INCORE INVESTMENT QUALITY BOND FUND CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07427	18.30%
	GUARDIAN INSURANCE AND ANNUITY CO INC SEPARATE ACCOUNT L ADV41 6255 STERNERS WAY ATTN RS FINANCE NRO 1W BETHLEHEM PA 180179469	15.76%
VICTORY INCORE INVESTMENT QUALITY BOND FUND CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772554	19.91%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63123	13.79%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07428	13.59%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466501	9.23%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332766	8.63%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02123	7.13%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55480	5.91%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866749	5.33%
VICTORY INCORE INVESTMENT QUALITY BOND FUND CL R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80219	54.79%

	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 P O BOX 10758 FARGO ND 581067584	36.38%
	MG TRUST COMPANY CUST FBO STEVE KLEIN INC 401 K PROFI 717 17TH STREET SUITE 1300 DENVER CO 802023307	6.61%
VICTORY INCORE INVESTMENT QUALITY BOND FUND CL Y	NATIONWIDE INVESTMENT SERVICES CORP. CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 432182030	21.50%
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94121	17.44%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63124	10.82%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866750	9.85%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55481	9.27%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466502	7.35%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07429	5.71%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02124	5.32%
VICTORY INCORE LOW DURATION BOND FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772555	36.43%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07430	15.78%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866751	8.35%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02125	6.33%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07303	5.15%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466503	5.08%
VICTORY INCORE LOW DURATION BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63125	16.77%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772556	16.47%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466504	15.42%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07431	9.51%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332767	9.07%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866752	9.07%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02126	7.35%
VICTORY INCORE LOW DURATION BOND FUND CLASS R	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80220	38.57%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07432	32.46%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772557	6.98%

	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07304	5.41%
VICTORY INCORE LOW DURATION BOND FUND CLASS Y	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466505	19.58%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866753	19.35%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07305	15.51%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332768	14.23%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63126	13.44%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02127	5.35%
VICTORY HIGH YIELD FUND CLASS A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044034	31.60%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63127	11.80%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07433	10.64%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866754	7.72%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772558	6.13%
VICTORY HIGH YIELD FUND CLASS C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044035	59.43%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772559	5.49%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55482	5.39%
VICTORY HIGH YIELD FUND CLASS R	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044036	85.24%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80221	13.67%
VICTORY HIGH YIELD FUND CLASS Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866755	32.38%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466506	30.19%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02128	8.78%
VICTORY TAX-EXEMPT FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07434	22.03%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772560	16.21%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866756	10.92%

	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07306	8.95%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63128	7.35%
VICTORY TAX-EXEMPT FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466507	19.59%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772561	15.42%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63129	15.14%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332769	12.39%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866757	7.39%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02129	5.88%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07435	5.86%
VICTORY TAX-EXEMPT FUND CLASS Y	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332770	29.38%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866758	26.48%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63130	11.87%

	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466508	10.20%
VICTORY HIGH INCOME MUNICIPAL BOND CL A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772562	20.80%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63131	19.43%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07436	13.78%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866759	11.76%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55483	7.68%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466509	6.33%
VICTORY HIGH INCOME MUNICIPAL BOND CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772563	24.35%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63132	18.94%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466510	13.29%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866760	10.38%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332771	9.19%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02130	5.63%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07437	5.20%
VICTORY HIGH INCOME MUNICIPAL BOND CL Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866761	48.67%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772564	11.40%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63133	10.31%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466511	5.16%
VICTORY FLOATING RATE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772565	33.79%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07438	10.54%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866762	10.29%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63134	8.54%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07307	8.42%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466512	6.96%

VICTORY FLOATING RATE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772566	24.26%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63135	18.09%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466513	17.46%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866763	9.02%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332772	8.81%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02131	5.36%
VICTORY FLOATING RATE FUND CLASS R	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07439	29.20%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466514	18.80%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07308	16.34%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80222	10.31%
	FIIOC NORTHERN LAKES DENTAL OF GRAND RAPIDS 401K PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 410151995	8.26%
	MATC FBO PERSHING LLC FBO BERTOLET CONSTRUCTION CORPORATION 4 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15223	7.11%

VICTORY FLOATING RATE FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772567	26.12%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63136	14.33%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866764	14.28%
	MERRILL LYNCH, PIERCE, FENNER & SM OMNIBUS ACCOUNTS FOR NON OMNIBUS ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466515	12.19%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332773	9.16%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07309	5.34%
VICTORY STRATEGIC INCOME FUND CLASS A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044037	77.49%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07440	7.94%
VICTORY STRATEGIC INCOME FUND CLASS C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332774	26.71%
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044038	20.75%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07441	13.86%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02132	9.19%

	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772568	6.66%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63137	6.03%
VICTORY STRATEGIC INCOME FUND CLASS R	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044039	80.97%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07442	10.06%
	MATRIX TRUST COMPANY CUST THREE VILLAGE CHURCH NY 403B 717 17TH STREET SUITE 1300 DENVER CO 80223	8.39%
VICTORY STRATEGIC INCOME FUND CLASS Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866765	42.51%
	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044040	20.31%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772569	14.72%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02133	7.22%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55484	5.15%

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Funds’ independent registered public accounting firm for the Funds.

Legal Counsel

Morrison & Foerster LLP, 250 W. 55th Street, New York, New York 10019, is the counsel to the Trust.

Financial Statements

The audited financial statements of the Funds for the fiscal year ended December 31, 2016 are incorporated by reference herein.

Miscellaneous

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Funds”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectus and in this SAI, a “vote of a majority of the outstanding shares” of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

• Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how to vote proxies by following established guidelines, which are not intended to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                  The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                  The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                  The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                  The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                  The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                  The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                  The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                  The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                  The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                  The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

Park Avenue Institutional Advisers LLC

Introduction

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

SailingStone Capital Partners LLC

Proxy Voting

Proxies are assets of SailingStone’s Clients that must be voted with diligence, care, and loyalty. SailingStone will vote each proxy in accordance with its fiduciary duty to its Clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

These policies and procedures do not apply to any Client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; SailingStone takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to SailingStone, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.

SailingStone has retained ISS Governance Services (“ISS”) to assist in the proxy voting process. The CCO manages SailingStone’s relationship with ISS. ISS prepares analyses of most matters submitted to a shareholder vote. ISS receives a daily electronic feed of all holdings in SailingStone’s voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of proxies by SailingStone personnel. The CCO ensures that ISS votes all proxies and retains all required documentation associated with proxy voting.

SailingStone has adopted proxy voting guidelines (the “Guidelines”) that set forth how SailingStone plans to vote on specific matters presented for shareholder vote. The Guidelines are generally based on ISS ESG principles.

SailingStone reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its Clients, taking into consideration all relevant facts and circumstances at the time of the vote.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. The CCO accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the proxies.

SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required.

Registration Statement

of

VICTORY PORTFOLIOS

on

Form N-1A

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)(a)	Certificate of Trust dated December 6, 1995. (6)

(a)(1)(b)	Certificate of Amendment dated August 19, 2015 to the Certificate of Trust. (29)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)	Amendment to Delaware Trust Instrument dated as of August 19, 2015. (29)

(a)(2)(c)	Schedule A to the Trust Instrument, current as of December 7, 2016. (36)

(b)	Bylaws, Amended and Restated as of August 26, 2009. (4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2)(a) and (b) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)	Investment Advisory Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (“Victory Capital” or the “Adviser”). (6)

(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of December 7, 2016. (36)

(d)(2)(a)	Investment Advisory Agreement dated as of July 29, 2016 between Registrant and the Adviser. (39)

(d)(3)(a)

Sub-Investment Advisory Agreement dated August 1, 2013 between Registrant, the Adviser and KPB Investment Advisors LLC regarding the Victory National Municipal Bond and Victory Ohio Municipal Bond Funds. (6)

(d)(3)(b)	Schedule A to Sub-Advisory Agreement dated August 1, 2013, current as of December 7, 2016. (36)

(d)(4)

Investment Sub-Advisory Agreement dated as of July 29, 2016 between the Adviser and Park Avenue Institutional Advisers LLC regarding the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund. (39)

(d)(5)	Investment Sub-Advisory Agreement dated as of July 29, 2016 between the Adviser and SailingStone Capital Partners LLC regarding the Victory Global Natural Resources Fund. (39)

(e)(1)	Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc. (6)

(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of December 7. 2016. (36)

(f)	None.

(g)(1)(a)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008. (1)

(g)(1)(b)	Amendment and Joinder to the Master Global Custodial Services Agreement dated July 15, 2016. (36)

(g)(1)(c)	Amendment and Joinder to the Master Global Custodial Services Agreement dated August 24, 2016. (36)

(g)(1)(d)	Amendment and Joinder to the Master Global Custodial Services Agreement dated February 27, 2017. (38)

(h)(1)	Revised Form of Broker-Dealer Agreement. (5)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and Victory Capital. (9)

(h)(2)(b)	Amendment dated July 1, 2009 to Administration and Fund Accounting Agreement dated July 1, 2006. (4)

(h)(2)(c)	Amendment No. 2 dated July 1, 2012 to Administration and Fund Accounting Agreement dated July 1, 2006. (5)

(h)(2)(d)	Amendment No. 3 dated May 21, 2015 to the Administration and Fund Accounting Agreement dated July 1, 2006. (33)

(h)(2)(e)	Amendment No. 4 dated August 19, 2015 to the Administration and Fund Accounting Agreement dated July 1, 2006. (33)

(h)(2)(f)	Amendment No. 5 dated August 24, 2016 to the Administration and Fund Accounting Agreement dated July 1, 2006. (36)

(h)(2)(g)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of February 22, 2017. (39)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement effective October 1, 2015 between Victory Capital and Citi Fund Services Ohio, Inc. (35)

(h)(3)(b)	Amendment dated as of February 27, 2017 to Sub-Administration and Sub-Fund Accounting Agreement. (36)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS. (18)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement dated April 1, 2002, current as of December 2, 2009. (4)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement dated April 1, 2002. (18)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement dated April 1, 2002. (18)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement dated April 1, 2002. (12)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement dated April 1, 2002. (9)

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement dated April 1, 2002. (4)

(h)(4)(h)	Amendment dated August 31, 2011 to the Transfer Agency Agreement dated April 1, 2002. (3)

(h)(4)(i)	Amendment dated July 1, 2012 to the Transfer Agency Agreement dated April 1, 2002. (21)

(h)(4)(j)	Amendment dated October 24, 2012 to the Transfer Agency Agreement dated April 1, 2002. (20)

(h)(4)(k)	Amendment dated October 23, 2013 to the Transfer Agency Agreement dated April 1, 2002. (7)

(h)(4)(l)	Amendment dated February 19, 2014 to the Transfer Agency Agreement dated April 1, 2002. (17)

(h)(4)(m)	Amendment dated April 1, 2015 to the Transfer Agency Agreement dated April 1, 2002. (28)

(h)(4)(n)	Amendment dated August 24, 2016 to the Transfer Agency Agreement dated April 1, 2002. (34)

(h)(5)(a)	Expense Limitation Agreement dated as of August 1, 2013. (6)

(h)(5)(b)	Schedule A to Expense Limitation Agreement dated as of May 24, 2017. (filed herewith)

(h)(6)(a)	Expense Limitation Letter Agreement relating to Strategic Allocation Fund dated February 22, 2017. (36)

(h)(6)(b)	Schedule A to Expense Limitation Letter Agreement dated as of March 1, 2017. (36)

(h)(7)(a)	Form of Fee Limitation Letter Agreement between Registrant and Adviser. (11)

(i)(1)(a)	Opinions of Morrison & Foerster LLP dated October 24, 2012 and Morris Nichols Arsht & Tunnell LLP dated October 24, 2012 relating to all then current Funds and Classes of Shares. (20)

(i)(1)(b)

Opinions of Morrison & Foerster LLP dated February 27, 2013 and Morris Nichols Arsht & Tunnell LLP dated February 27, 2013 relating to Class R Shares for Global, International and International Select Funds. (5)

(i)(1)(c)	Opinions of Morrison & Foerster LLP dated December 31, 2013 and Morris Nichols Arsht & Tunnell LLP dated December 31, 2013 relating to Select Fund. (8)

(i)(l)(d)	Opinions of Morrison & Foerster LLP dated March 28, 2014 and Morris Nichols Arsht & Tunnell LLP dated March 28, 2014 relating to Emerging Markets Small Cap Fund. (17)

(i)(l)(e)

Opinions of Morrison & Foerster LLP dated June 17, 2014 and Morris Nichols Arsht & Tunnell LLP dated June 17, 2014 relating to Integrity Micro-Cap Equity, Integrity Mid-Cap Value, Integrity Small/Mid Value, Integrity Small-Cap Value, Munder Emerging Markets Small-Cap, Munder Growth Opportunities, Munder Index 500, Munder International Fund-Core Equity, Munder International Small-Cap, Munder Mid-Cap Core Growth and Munder Total Return Bond. (19)

(i)(1)(f)	Opinions of Morrison & Foerster LLP dated February 13, 2015 and Morris Nichols Arsht & Tunnell LLP dated February 13, 2015 relating to Munder Small Cap Growth Fund. (26)

(i)(1)(g)	Opinions of Morrison & Foerster LLP dated February 24, 2015 and Morris Nichols Arsht & Tunnell LLP dated February 24, 2015 relating to Integrity Small/Mid-Cap Value Fund — Class R6, Munder

Total Return Bond Fund — Class R6, Munder International Fund-Core Equity Class R6 and Fund for Income Class R6. (27)

(i)(1)(h)

Opinions of Morrison & Foerster LLP dated June 13, 2016 and Morris Nichols Arsht & Tunnell LLP dated June 13, 2016 relating to Victory RS Focused Opportunity Fund, Victory RS Focused Growth Opportunity Fund, Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory Global Natural Resources Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, Victory Sophus Emerging Markets Small Cap Fund, Victory Sophus China Fund, Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund. (31)

(i)(1)(i)	Opinions of Morrison & Foerster LLP dated July 11, 2017 and Morris Nichols Arsht & Tunnell LLP dated July 11, 2017 relating to Victory RS Small Cap Growth Fund Class R6. (filed herewith)

(j)(1)	Consent of Morrison & Foerster LLP. (filed herewith)

(j)(2)	N/A

(k)	Not applicable.

(l)(1)	Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio. (13)

(l)(2)	Purchase Agreement dated October 15, 1989. (14)

(l)(3)	Purchase Agreement. (15)

(l)(4)	Purchase Agreement dated February 16, 2010 with respect to Global Equity Fund. (16)

(l)(5)	Purchase Agreement dated March 28, 2014 with respect to Emerging Markets Small Cap Fund. (17)

(l)(6)	Purchase Agreement dated October 30, 2015 with respect to Munder Small Cap Growth Fund. (28)

(m)(1)(a)	Amended and Restated Distribution and Service Plan dated December 11, 1998 as amended and restated February 20, 2013 for Class R Shares. (6)

(m)(1)(b)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of December 7, 2016. (36)

(m)(2)(a)	Distribution and Service Plan dated February 26, 2002 as amended February 5, 2003 for Class C Shares. (6)

(m)(2)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised as of December 7, 2016. (36)

(m)(3)(a)	Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant. (6)

(m)(3)(b)	Schedule I to Distribution and Service Plan for Class A Shares, current as of December 7, 2016. (36)

(n)(1)(a)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 22, 2017. (36)

(n)(1)(b)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated May 24, 2017. (filed herewith)

(p)(1)	Code of Ethics of Registrant as revised May 1, 2015. (32)

(p)(2)	Code of Ethics of the Adviser and the Distributor July 30, 2016. (34)

(p)(3)	Code of Ethics of Park Avenue Institutional Advisers LLC. (31)

(p)(4)	Code of Ethics of SailingStone Capital Partners LLC. (31)

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, David C. Brown, Sally M. Dungan, John L. Kelly and David L. Meyer. (31)

Powers of Attorney of Dennis M. Bushe and Gloria S. Nelund. (34)

(1)                                 Filed as an Exhibit to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed electronically on November 14, 2008, accession number 0001104659-08071024.

(2)                                 Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)                                 Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.

(4)                                 Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5)                                 Filed as an Exhibit to Post-Effective Amendment No 103 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2013, accession number 0001104659-13-015010.

(6)                                 Filed as an Exhibit to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.

(7)                                 Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2013, accession number 0001104659-13-092003.

(8)                                 Filed as an Exhibit to Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A filed electronically on December 31, 2013, accession number 0001104659-13-093041.

(9)                                 Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10)                          Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11)                          Filed as an Exhibit to Registrant’s Registration Statement on Form N-14, File No. 333-19666, filed electronically on June 11, 2014, accession number 0001104659-14-045290.

(12)                          Filed as an Exhibit to Post-Effective Amendment No. 120 to Registrant’s Registration Statement on Form N-1A filed electronically on October 10, 2014, accession number 0001104659-14-071313.

(13)                          Filed as Exhibit 13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 13, 1986.

(14)                          Filed as Exhibit 13(b) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(15)                          Filed as Exhibit 13(c) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(16)                          Filed as an Exhibit to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed electronically on February 16, 2010, accession number 0001104659-10-007421.

(17)                          Filed as an Exhibit to Post-Effective Amendment No. 112 to Registrant’s Registration Statement on Form N-1A filed electronically on March 28, 2014, accession number 0001104659-14-024014.

(18)                          Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(19)                          Filed as an Exhibit to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A filed electronically on June 17, 2014, accession number 0001104659-14-046546.

(20)                          Filed as an Exhibit to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed electronically on October 26, 2012, accession number 0001104659-12-071603.

(21)                          Filed as an Exhibit to Post-Effective Amendment No. 30 to Munder Series Trust’s Registration Statement on Form N-1A filed electronically on October 28, 2008, accession number 0001193125-08-218017.

(22)                          Filed as an Exhibit to Post-Effective Amendment No. 68 to RS Investment Trust’s Registration Statement on Form N-1A filed electronically on May 9, 2007, accession number 0001104659-07-037658.

(23)                          Filed as an Exhibit to Post-Effective Amendment No. 72 to RS Investment Trust’s Registration Statement on Form N-1A filed electronically on September 16, 2008, accession number 0001193125-08-196596.

(24)                          Filed as an Exhibit to Post-Effective Amendment No. 69 to RS Investment Trust’s Registration Statement on Form N-1A filed electronically on July 23, 2007, accession number 0001104659-07-055269.

(25)                          Filed as an Exhibit to Registrant’s Registration Statement on Form N-14, File No. 333-209399, filed electronically on March 17, 2016, accession number 0001104659-16-105882.

(26)                          Filed as an Exhibit to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed electronically on February 20, 2015, accession number 0001104659-15-012670.

(27)                          Filed as an Exhibit to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2015, accession number 0001104659-15-014530.

(28)                          Filed as an Exhibit to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A filed electronically on May 4, 2015, accession number 0001104659-15-033255.

(29)                          Filed as an Exhibit to Post-Effective Amendment No. 129 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073617.

(30)                          Filed as an Exhibit to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2015, accession number 0001104659-15-086283.

(31)                          Filed as an Exhibit to Post-Effective Amendment No. 142 to Registrant’s Registration Statement on Form N-1A filed electronically on June 14, 2016, accession number 0001104659-16-126923.

(32)                          Filed as an Exhibit to Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2016, accession number 0001104659-16-100588.

(33)                          Filed as an Exhibit to Post-Effective Amendment No. 41 to Victory Portfolio II’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073665.

(34)                          Filed as an Exhibit to Post-Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2016, accession number 0001104659-16-153019.

(35)                          Filed as an Exhibit to Post-Effective Amendment No. 54 to Victory Portfolio II’s Registration Statement on Form N-1A filed electronically on January 18, 2017, accession number 0001104659-17-002631.

(36)                          Filed as an Exhibit to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A filed electronically on February 28, 2017, accession number 0001104659-17-012565.

(37)                          Filed as an Exhibit to Post-Effective Amendment No. 150 to Registrant’s Registration Statement on Form N-1A filed electronically on April 5, 2017, accession number 0001104659-17-021739.

(38)                          Filed as an Exhibit to Post-Effective Amendment No. 55 to Victory Portfolios II’s Registration Statement on Form N-1A filed electronically on March 31, 2017, accession number 0001104659-17-020677.

(39)                          Filed as an Exhibit to Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A filed electronically on April 28, 2017, accession number 0001104659-17-027612

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibits (a)(2)(a) and (b) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02 Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit (e)(1) hereto, Section 12 of the Global Custodial Services Agreement incorporated by reference as Exhibit (g)(1) hereto, Section 9 of the Administration and Fund Accounting Agreement incorporated by reference as Exhibit (h)(2) hereto and Section 9 of the Transfer Agency Agreement incorporated by reference as Exhibit (h)(4) hereto. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (“VCM” or the “Adviser”) is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of the Adviser owning a substantial minority interest in VCH. The Adviser provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. The Adviser offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds. As of May 31, 2017, the Adviser managed or advised assets totaling in excess $56.5 billion for individual an institutional clients. The Adviser’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, with additional offices in New York, New York, Birmingham, Michigan, Brentwood, Tennessee, Boston, Massachusetts, Rocky River, Ohio, Cincinnati, Ohio, Denver, Colorado, San Francisco, California and Des Moines, Iowa.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that prior to August 1, 2013, certain directors and officers of the Adviser also held positions with the former parent company of the Adviser, KeyCorp or its subsidiaries, located at 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of the Adviser and VCH are as follows:

David C. Brown	Director, Chairman and Chief Executive Officer of Adviser and VCH
Kelly S. Cliff	Director, President, Investment Franchises of Adviser and VCH
Michael D. Policarpo, II	Chief Operating Officer of Adviser and VCH, Director of Adviser
Terry Sullivan	Chief Financial Officer and Treasurer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32. Principal Underwriter

(a) Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, Victory Portfolios II, Victory Variable Insurance Funds and Victory Institutional Funds.

(b) VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with VCA	Position and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director	None
Terry Sullivan	Director	None
Peter Scharich	Director, President and AML Officer	None
Nina Gupta	Director, Chief Legal Officer and Secretary	None
Donald Inks	Financial Operations Principal, Treasurer	None
Susan Woodard	Director, Chief Compliance Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records

(1) Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2) Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian).

(3) Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).

(4) FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).

(5) Victory Capital Advisers, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

(6) KPB Investment Advisors LLC, 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as sub-adviser to the National Municipal Bond and Ohio Municipal Bond Funds).

(7) Park Avenue Institutional Advisers LLC, 7 Hanover Square, New York, New York 10004 (records relating to its function as sub-adviser to the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund).

(8) SailingStone Capital Partners LLC, One California Street, 30th Floor, San Francisco, California 94111 (records relating to its function as sub-adviser to the Victory Global Natural Resources Fund).

Item 34. Management Services

None.

Item 35. Undertakings

Not applicable.

NOTICE

A copy of the Certificate of Trust of Registrant, and all amendments, is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 11th day of July, 2017.

VICTORY PORTFOLIOS

(Registrant)

By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 11th day of July, 2017.

	/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer

	/s/ Allan Shaer	Treasurer (Principal Accounting Officer and
	Allan Shaer	Principal Financial Officer)

	*	Chairman of the Board and Trustee
Leigh A. Wilson

	*	Trustee
David Brooks Adcock

	*	Trustee
Nigel D.T. Andrews

	*	Trustee
E. Lee Beard

	*	Trustee
David C. Brown

	*	Trustee
Dennis M. Bushe

	*	Trustee
Sally M. Dungan

	*	Trustee
John L. Kelly

	*	Trustee
David L. Meyer

	*	Trustee
Gloria S. Nelund

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Exhibit Number	Exhibits:

EX-99.(h)(5)(b)	Schedule A to Expense Limitation Agreement dated as of May 24, 2017.

EX-99.(i)(1)(i)	Opinions of Morrison & Foerster LLP dated July 11, 2017 and Morris Nichols Arsht & Tunnell LLP dated July 11, 2017 relating to Victory RS Small Cap Growth Fund Class R6.

EX-99.(j)(1)	Consent of Morrison & Foerster LLP.

EX-99. (n)(1)(b)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated May 24, 2017.